   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 29, 1996


                                                      REGISTRATION NOS. 33-04410
                                                                        811-4629
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


        REGISTRATION STATEMENT UNDER
           THE SECURITIES ACT OF 1933                             /X/
           Post-Effective Amendment No. 38                        /X/
                                     and
        REGISTRATION STATEMENT UNDER
           THE INVESTMENT COMPANY ACT OF 1940                     /X/
           Amendment No. 39                                       /X/


                       VAN KAMPEN AMERICAN CAPITAL TRUST
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

              One Parkview Plaza, Oakbrook Terrace, Illinois 60181
                    (Address of Principal Executive Offices)

                                 (708) 684-6000
                        (Registrant's Telephone Number)

                             Ronald A. Nyberg, Esq.
                           Executive Vice President,
                         General Counsel and Secretary
                       Van Kampen American Capital, Inc.
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                    (Name and Address of Agent for Service)

                                   Copies to:

                             Wayne W. Whalen, Esq.
                              Thomas A. Hale, Esq.
                      Skadden, Arps, Slate, Meagher & Flom
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                                 (312) 407-0700
                            ------------------------

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

      It is proposed that this filing will become effective: (check appropriate box)

        / / immediately upon filing pursuant to paragraph (b)

        / / on (date) pursuant to paragraph (b)

        /X/ 60 days after filing pursuant to paragraph (a)(1)

        / / on (date) pursuant to paragraph (a)(1) of Rule 485.
        / / 75 days after filing pursuant to paragraph (a)(2)
        / / on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate check the following:
          / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       Declaration Pursuant to Rule 24f-2


     Registrant has registered an indefinite number of shares and will file with the Securities and Exchange Commission a Form 24f-2 for its fiscal year ending June 30, 1996 on or before August 29, 1996.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


     This Post-Effective Amendment No. 38 to the Registration Statement contains one Prospectus and one Statement of Additional Information describing one of the four series of the Registrant. The Registration Statement is organized as follows:


     Facing Page


     Cross Reference Sheet with respect to Van Kampen American Capital Short-
      Term Global Income Fund



     Prospectus Relating to Van Kampen American Capital Short-Term Global Income
      Fund



     Statement of Additional Information Relating to Van Kampen American Capital
      Short-Term Global Income Fund


     Part C Information

     Exhibits


     The Prospectus and Statement of Additional Information with respect to Van Kampen American Capital Emerging Markets Income Fund, a series of the Registrant, included in Post-Effective Amendment No. 37 to the Registration Statement are incorporated herein by reference in their entirety and no changes to the Prospectus or Statement of Additional Information are effected by this Post-Effective Amendment No. 38.



     The Prospectuses and Statements of Additional Information with respect to Van Kampen American Capital High Yield Fund and Van Kampen American Capital Strategic Income Fund, each a series of the Registrant, included in Post-Effective Amendment No. 36 to the Registration Statement are incorporated herein by reference in their entirety and no changes to the Prospectus or Statement of Additional Information are effected by this Post-Effective Amendment No. 38.

           VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND


                             CROSS REFERENCE SHEET
                 (AS REQUIRED BY ITEM 501(B) OF REGULATION S-K)


               ITEM NUMBER OF                           LOCATION OR CAPTION
                  FORM N-1A                                IN PROSPECTUS
           -----------------------  -----------------------------------------------------------
PART A INFORMATION REQUIRED IN A PROSPECTUS
Item  1.   Cover Page.............  Cover Page
Item  2.   Synopsis...............  PROSPECTUS SUMMARY; SHAREHOLDER TRANSACTION EXPENSES;
                                    ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
Item  3.   Condensed Financial
             Information..........  SHAREHOLDER TRANSACTION EXPENSES; ANNUAL FUND OPERATING
                                    EXPENSES AND EXAMPLE; FINANCIAL HIGHLIGHTS; FUND
                                    PERFORMANCE; SHAREHOLDER SERVICES; ADDITIONAL INFORMATION
Item 4.    General Description of
             Registrant...........  THE FUND; INVESTMENT OBJECTIVES AND POLICIES; INVESTMENT
                                    PRACTICES; DESCRIPTION OF SHARES OF THE FUND; ADDITIONAL
                                    INFORMATION
Item  5.   Management of the
             Fund.................  ANNUAL FUND OPERATING EXPENSES AND EXAMPLE; INVESTMENT
                                    PRACTICES; INVESTMENT ADVISORY SERVICES; SHAREHOLDER
                                    SERVICES; ALTERNATIVE SALES ARRANGEMENTS; PURCHASE OF
                                    SHARES
Item  6.   Capital Stock and Other
             Securities...........  DISTRIBUTIONS FROM THE FUND; REDEMPTION OF SHARES; THE
                                    DISTRIBUTION AND SERVICE PLANS; TAX STATUS; ALTERNATIVE
                                    SALES ARRANGEMENTS; PURCHASE OF SHARES; SHAREHOLDER
                                    SERVICES; DESCRIPTION OF SHARES OF THE FUND; ADDITIONAL
                                    INFORMATION
Item 7.    Purchase of Securities
             Being Offered........  SHAREHOLDER TRANSACTION EXPENSES; ALTERNATIVE SALES
                                    ARRANGEMENTS; PURCHASE OF SHARES; THE DISTRIBUTION AND
                                    SERVICE PLANS; FUND PERFORMANCE; SHAREHOLDER SERVICES;
                                    ADDITIONAL INFORMATION
Item 8.    Redemption or
             Repurchase...........  ALTERNATIVE SALES ARRANGEMENTS; PURCHASE OF SHARES;
                                    REDEMPTION OF SHARES; SHAREHOLDER SERVICES
Item 9.    Pending Legal
             Proceedings..........  Not Applicable


                                       i.

                                                        LOCATION OR CAPTION
               ITEM NUMBER OF                             IN STATEMENT OF
                  FORM N-1A                           ADDITIONAL INFORMATION
           -----------------------  -----------------------------------------------------------
PART B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
Item 10.   Cover Page.............  Cover Page
Item 11.   Table of Contents......  Table of Contents
Item 12.   General Information
             and History..........  The Fund and the Trust
Item 13.   Investment Objectives
             and Policies.........  Investment Policies and Restrictions; Additional Investment
                                    Considerations
Item 14.   Management of the
             Fund.................  Officers and Trustees
Item 15.   Control Persons and
             Principal Holders of
             Securities...........  Officers and Trustees
Item 16.   Investment Advisory and
             Other Services.......  Investment Advisory and Other Services; Officers and
                                    Trustees; The Distributor; Legal Counsel; Notes to the
                                    Financial Statements
Item 17.   Brokerage Allocation...  Portfolio Transactions and Brokerage Allocation
Item 18.   Capital Stock and
             Other Securities.....  Contained in the Prospectus under the caption: DESCRIPTION
                                    OF SHARES OF THE FUND; The Fund and the Trust
Item 19.   Purchase, Redemption
             and Pricing of
             Securities Being
             Offered..............  Contained in the Prospectus under captions: SHAREHOLDER
                                    TRANSACTION EXPENSES; ALTERNATIVE SALES ALTERNATIVES;
                                    PURCHASE OF SHARES; SHAREHOLDER SERVICES; REDEMPTION OF
                                    SHARES
Item 20.   Tax Status.............  Contained In the Prospectus under the caption: TAX STATUS;
                                    Tax Status of the Fund
Item 21.   Underwriters...........  The Distributor; Notes to Financial Statements
Item 22.   Calculations of
             Performance Data.....  Contained in the Prospectus under the caption: FUND
                                    PERFORMANCE; Performance Information
Item 23.   Financial Statements...  Contained in the Prospectus under the caption: FINANCIAL
                                    HIGHLIGHTS; Independent Auditors Report; Audited Financial
                                    Statements; Notes to Audited Financial Statements;
                                    Unaudited Semi-Annual Financial Statements; Notes to
                                    Unaudited Semi-Annual Financial Statements
PART C


     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                                       ii.

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFER TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                SUBJECT TO COMPLETION -- DATED FEBRUARY 29, 1996

------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                         SHORT-TERM GLOBAL INCOME FUND
------------------------------------------------------------------------------

  Van Kampen American Capital Short-Term Global Income Fund, formerly known as Van Kampen Merritt Short-Term Global Income Fund (the "Fund"), is a separate non-diversified series of the Van Kampen American Capital Trust, an open-end management investment company commonly known as a mutual fund. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk.


  The Fund seeks to achieve its investment objective by investing in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and maintaining a dollar-weighted average portfolio maturity of not more than three years. The portfolio consists of investment grade debt securities issued or guaranteed by foreign governments or supranational organizations or their agencies, instrumentalities, or subdivisions, investment grade debt securities issued by corporations, investment grade certificates of deposit or bankers acceptances issued or guaranteed by large U.S. or foreign banks, investment grade commercial paper and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Investments in securities denominated in currencies other than the U.S. dollar involve foreign currency exchange risks. The Fund intends to engage in strategic transactions to seek to reduce or eliminate such risks.


  The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term global bond fund. There is no assurance that the Fund will achieve its investment objective.

                                                       (Continued on next page.)
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


  A Statement of Additional Information, dated April 29, 1996, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunication Device for the Deaf at (800) 772-8889.

                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------
                    THIS PROSPECTUS IS DATED APRIL 29, 1996.

(Continued from previous page.)

  The Fund's investment adviser is Van Kampen American Capital Investment Advisory Corp. The net asset value and yield of the Fund will fluctuate depending on market conditions and other factors. This Prospectus sets forth information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.

  The Fund currently offers three classes of shares (the "Alternative Sales Arrangements") which may be purchased at a price equal to their net asset value per share, plus sales charges which, at the election of the investor, may be imposed (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (Class A Share accounts over $1 million, "Class B Shares" and "Class C Shares"). The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.


  Each class of shares pays ongoing distribution and service fees at an aggregate annual rate of (i) for Class A Shares, up to 0.25% of the Fund's average daily net assets attributable to the Class A Shares, (ii) for Class B Shares, up to 1.00% of the Fund's average daily net assets attributable to the Class B Shares and (iii) for Class C Shares, up to 1.00% of the Fund's average daily net assets attributable to the Class C Shares. Investors should understand that the purpose and function of the deferred sales charge and the distribution and service fees with respect to the Class A Share accounts over $1 million, Class B Shares and Class C Shares are the same as those of the initial sales charge and distribution and service fees with respect to the Class A Share accounts below $1 million. Each share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that (i) each class of shares bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangement, which will cause the different classes of shares to have different expense ratios and to pay different rates of dividends, (ii) each class has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. Class B Shares and Class C Shares automatically will convert to Class A Shares six years or ten years, respectively after the end of the calendar month in which the investor's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. See "Alternative Sales Arrangements" and "Purchase of Shares".

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                   PAGE
                                                                   ----
Prospectus Summary..............................................     4
Shareholder Transaction Expenses................................     8
Annual Fund Operating Expenses and Example......................     9
Financial Highlights............................................    11
The Fund........................................................    13
Investment Objective and Policies...............................    13
Investment Practices............................................    19
Investment Advisory Services....................................    26
Alternative Sales Arrangements..................................    28
Purchase of Shares..............................................    29
Shareholder Services............................................    39
Redemption of Shares............................................    44
The Distribution and Service Plans..............................    47
Distributions from the Fund.....................................    49
Tax Status......................................................    50
Fund Performance................................................    54
Description of Shares of the Fund...............................    56
Additional Information..........................................    57


  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Short-Term Global Income Fund (the "Fund") is a separate non-diversified series of the Van Kampen American Capital Trust (the "Trust"), which is an open-end management investment company organized as a Delaware business trust. See "The Fund."

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk.


INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and maintaining a dollar-weighted average portfolio maturity of not more than three years. In normal circumstances, at least 65% of the Fund's total assets will be invested in obligations of or issued by issuers located in at least three different countries, one of which may be the United States. The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term global bond fund. Investment grade debt securities and securities with shorter maturities generally have lower yields than debt securities of lower quality and with longer maturities. There is no assurance that the fund will achieve its investment objective. See "Investment Objective and Policies."


INVESTMENT RESULTS. The investment results of the Fund since its inception are shown in table of "Financial Highlights".

ALTERNATIVE SALES ARRANGEMENTS. The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider such factors together with the amount of sales charges and accumulated distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares.

  The Fund currently offers three classes of its shares which may be purchased at a price equal to their net asset value per share plus sales charges which, at the election of the investor, may be imposed either (i) at the time of the purchase ("Class A Shares") or (ii) on a contingent deferred basis (Class A Share accounts over $1 million, "Class B Shares" and "Class C Shares.)" Class A Share accounts over $1 million or otherwise subject to a contingent deferred sales charge

("CDSC"), Class B Shares and Class C Shares sometimes are referred to herein collectively as "CDSC Shares".

  Class A Shares. Class A Shares are subject to an initial sales charge equal to 3.25% of the public offering price (3.36% of the net amount invested), reduced on investments of $25,000 or more. Class A Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A Shares. Certain purchases of Class A Shares qualify for reduced or no initial sales charges and may be subject to a CDSC.


  Class B Shares. Class B Shares do not incur a sales charge when they are purchased, but are subject to a sales charge if redeemed within three years of purchase. Class B Shares are subject to a CDSC equal to 3.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, and reduced each year thereafter. Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B Shares. Class B Shares automatically will convert to Class A Shares six years after the end of the calendar month in which the investor's order to purchase was accepted.



  Class C Shares. Class C Shares do not incur a sales charge when they are purchased, but are subject to a sales charge if redeemed within the first year after purchase. Class C Shares are subject to a CDSC equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase. Class C Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class C Shares. Class C Shares automatically will convert to Class A Shares ten years after the end of the calendar month in which the investor's order to purchase was accepted.


REDEMPTION. Class A Shares may be redeemed at net asset value, without charge subject to conditions set forth herein. CDSC Shares may be redeemed at net asset value less a deferred sales charge which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the anniversary of the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. See "Redemption of Shares."

INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. is the investment adviser for the Fund. See "Investment Advisory Services."

DISTRIBUTOR.  Van Kampen American Capital Distributors, Inc.

DISTRIBUTIONS FROM THE FUND. Distributions from net investment income will be declared daily and paid monthly; net realized capital gains, if any, will be distributed annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares. See "Distributions from the Fund."

RISK FACTORS AND SPECIAL CONSIDERATIONS. As a global fund, the Fund may invest in United States and foreign securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the Fund's portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in such countries. There may be less publicly available information about a foreign financial instrument than about an United States instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund's total return on such investments and the amounts available for distribution by the Fund to its shareholders. For any taxable year that more than 50% of the Fund's total assets at the close of such year consist of stock or securities of foreign corporations and that the Fund otherwise qualifies for and makes an election, the amount of foreign taxes paid by the Fund that can be treated as foreign income taxes for United States federal income tax purposes would be included in the income of its shareholders and (subject to certain limitations) shareholders would be entitled to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions of these amounts from their United States taxable income, if any. See "Tax Status." Most foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund incurs costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

  The net asset value of the Fund's shares will be affected by changes in the general level of interest rates. When interest rates decline, the value of a portfolio of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio of fixed income securities can be expected to decline.

  The Fund intends to engage in strategic transactions with all or a portion of its portfolio investments through transactions in forward currency contracts, options on foreign currencies, foreign currency swap contracts, financial futures contracts and options on such financial futures contracts and through the use of "cross hedges." Successful investments in such transactions are subject to the Adviser's ability to predict correctly movements in the relevant markets. Certain of such transactions may be illiquid.

  The Fund may invest in commercial paper and certificates of deposit which are indexed to certain specific foreign currency exchange rates. The terms of such commercial paper or certificates of deposit provide that their principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. Such commercial paper and certificates of deposit entail the risk of loss of principal.

  The Fund is a "non-diversified" investment company, which means the Fund may, subject to the requirements for qualification as a regulated investment company for United States federal income tax purposes, invest more than 5% of the value of its total assets in the securities of a single issuer. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, in certain circumstances, present greater risk to an investor than an investment in a diversified company.

    The above is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                 CLASS A      CLASS B        CLASS C
                                  SHARES      SHARES         SHARES
                                 --------  -------------  -------------
Maximum sales charge imposed on
  purchases (as a percentage of
  the offering price)..........  3.25%(1)      None           None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of the offering
  price).......................  None         None(3)        None(3)
Deferred sales charge (as a
  percentage of the lesser of
  the original purchase price
  or redemption proceeds)......  None(2)   Year 1--3.00%  Year 1--1.00%
                                           Year 2--2.00%   After--None
                                           Year 3--1.00%
                                            After--None
Redemption fees (as a
  percentage of amount
  redeemed)....................  None          None           None
Exchange fees..................  None          None           None

----------------
(1) Reduced on investments of $25,000 or more. See "Purchase of Shares--Class A Shares."

(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on certain redemptions made within one year of the purchase.

(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "The Distribution and Service Plans."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------

                                                   CLASS A   CLASS B   CLASS C
                                                   SHARES    SHARES    SHARES
                                                   -------   -------   -------
Management fees (as a percentage of average daily
  net assets)....................................    0.55%     0.55%     0.55%
12b-1 fees(1) (as a percentage of average
  daily net assets)..............................    0.25%     1.00%     1.00%
Other expenses (as a percentage of average daily
  net assets)....................................    0.29%     0.41%     0.41%
Total expenses (as a percentage of average daily
  net assets)....................................    1.09%     1.96%     1.96%

----------------
(1) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund to the selling broker as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation. As of June 30, 1995, the Board of Trustees of the Trust reduced 12b-1 and service fees for the Fund's Class A Shares to 0.25%. See "The Distribution and Service Plans."

EXAMPLE:

                                                ONE     THREE    FIVE      TEN
                                                YEAR    YEARS    YEARS    YEARS
                                                ----    -----    -----    -----
You would pay the following expenses on a
  $1,000 investment, assuming (i) an operating
  expense ratio of 1.09% for Class A Shares,
  1.96% for Class B Shares and 1.96% for Class
  C Shares, (ii) a 5% annual return and (iii)
  redemption at the end of each period:
    Class A Shares............................  $43      $66     $  91    $ 161
    Class B Shares............................   50       72       106      185*
    Class C Shares............................   30       62       106      229
You would pay the following expenses on the
  same $1,000 investment assuming no
  redemption at the end of each period:
    Class A Shares............................  $43      $66     $  91    $ 161
    Class B Shares............................   20       62       106      185*
    Class C Shares............................   20       62       106      229

----------------
* Based on conversion to Class A Shares after six years.

  The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above, carried out to future years. The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. Class B Shares acquired through the exchange privilege are subject to the deferred sales charge schedule relating to the Class B Shares of the Fund from which the purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher contingent deferred sales charge. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Investment Advisory Services" and "The Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
(for one share outstanding throughout the period)
--------------------------------------------------------------------------------


The following schedule presents financial highlights for each of one Class A Share, one Class B Share and one Class C Share of the Fund outstanding throughout the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent certified public accountants, for each of the periods, unless otherwise indicated, and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information.


                                                                                 CLASS A SHARES
                                               ----------------------------------------------------------------------------------
                                                SIX MONTH
                                               PERIOD ENDED
                                               DECEMBER 31,                                                  SEPTEMBER 28, 1990
                                                   1995                   YEAR ENDED JUNE 30                   (COMMENCEMENT
                                               ------------    ----------------------------------------    INVESTMENT OPERATIONS)
                                               (UNAUDITED)      1995       1994       1993       1992         TO JUNE 30, 1991
                                               ------------    -------    -------    -------    -------    ----------------------
Net Asset Value, Beginning of Period.........                  $  8.15    $  9.11    $  9.65    $  9.49            $ 9.70
  Net Investment Income......................                      .50        .59        .71        .69               .62
  Net Realized and Unrealized Gain/Loss on
    Investments and
    Foreign Currency.........................                     (.45)      (.89)      (.46)       .34              (.15)
                                               ------------    -------    -------    -------    -------           -------
Total from Investment Operations.............                      .05       (.30)       .25       1.03               .47
                                               ------------    -------    -------    -------    -------           -------
Less:
  Distributions from and in Excess of Net
    Investment Income........................                      .37        .35        .79        .87               .68
  Return of Capital Distribution.............                      .27        .31        -0-        -0-               -0-
                                               ------------    -------    -------    -------    -------           -------
Total Distributions..........................                      .64        .66        .79        .87               .68
                                               ------------    -------    -------    -------    -------           -------
Net Asset Value, End of Period...............                  $  7.56    $  8.15    $  9.11    $  9.65            $ 9.49
                                               ============    =======    =======    =======    =======           =======
Total Return (Non-annualized)................                     .69%     (3.61%)     2.86%     11.35%             4.97%
Net Assets at End of Period (In millions)....                  $  72.5    $ 147.7    $ 205.9    $ 205.1            $ 85.4
Ratio of Expenses to Average Net Assets
  (Annualized)...............................                    1.14%      1.13%      1.14%      1.32%             1.57%
Ratio of Net Investment Income to Average Net
  Assets (Annualized)........................                    7.20%      6.64%      7.87%      8.12%             7.20%
Portfolio Turnover...........................                  203.92%    259.10%    141.22%     64.87%            77.89%


                   See Financial Statements and Notes Thereto

                                                     CLASS B SHARES
                                 ------------------------------------------------------
                                                                          JULY 22, 1991               CLASS C SHARES
                                                                          (COMMENCEMENT  ----------------------------------------
                                                                               OF                        YEAR    AUGUST 13, 1993
                                                  YEAR ENDED JUNE 30      DISTRIBUTION)                 ENDED     (COMMENCEMENT
                                               -------------------------   TO JUNE 30,    SIX MONTH    JUNE 30,  OF DISTRIBUTION)
                                                1995     1994     1993        1992       PERIOD ENDED    1995    TO JUNE 30, 1994
                                               -------  -------  -------  -------------  DECEMBER 31,  --------  ----------------
                                                                                             1995
                                  SIX MONTH                                              ------------
                                 PERIOD ENDED                                            (UNAUDITED)
                                 DECEMBER 31,
                                     1995
                                 ------------
                                 (UNAUDITED)
Net Asset Value, Beginning of
  Period.........................              $  8.15  $  9.10  $  9.65     $  9.43                   $   8.16      $   9.24
  Net Investment Income..........                  .41      .54      .67         .78                        .50           .49
  Net Realized and Unrealized
    Gain/Loss on Investments and
    Foreign Currency.............                 (.42)    (.90)    (.49)        .19                       (.52)        (1.05)
                                 ------------  -------  -------  -------  -------------  ------------  --------      --------
Total from Investment
  Operations.....................                 (.01)    (.36)     .18         .97                       (.02)         (.56)
                                 ------------  -------  -------  -------  -------------  ------------  --------      --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................                  .34      .32      .73         .75                        .34           .27
  Return of Capital
    Distribution.................                  .24      .27      -0-         -0-                        .24           .25
                                 ------------  -------  -------  -------  -------------  ------------  --------      --------
Total Distributions..............                  .58      .59      .73         .75                        .58           .52
                                 ------------  -------  -------  -------  -------------  ------------  --------      --------
Net Asset Value, End of Period...              $  7.56  $  8.15  $  9.10     $  9.65                   $   7.56      $   8.16
                                  =========    =======  =======  =======  ===========     =========     =======   ===========
Total Return (Non-annualized)....                (.14%)  (4.22%)   2.02%      10.47%                      (.27%)       (6.32%)
Net Assets at End of Period (In
  millions)......................              $ 127.9  $ 271.8  $ 393.1     $ 241.7                   $     .2      $     .2
Ratio of Expenses to Average Net
  Assets (Annualized)............                1.96%    1.85%    1.85%       2.08%                      1.96%         1.84%
Ratio of Net Investment Income to
  Average Net Assets
  (Annualized)...................                6.42%    5.91%    7.20%       8.62%                      6.30%         5.83%
Portfolio Turnover...............              203.92%  259.10%  141.22%      64.87%                    203.92%       259.10%

Note: Certain per share amounts and the ratio of net investment income to average net assets have been restated to conform with Statement of Position 93-4, "Foreign Currency Accounting and Financial Statement Presentation for Investment Companies."

                   See Financial Statements and Notes Thereto

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  Van Kampen American Capital Short-Term Global Income Fund (the "Fund") is a mutual fund which pools shareholders' money to seek to achieve a specified investment objective. The Fund is a separate non-diversified series of Van Kampen American Capital Trust (the "Trust"), which is an open-end management investment company organized as a Delaware business trust. Mutual funds sell their shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows investors to pool their money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for investors to obtain greater diversification of their investments and to simplify their recordkeeping.

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------


  The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk. The Fund seeks to achieve its investment objective by investing in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and maintaining a dollar-weighted average portfolio maturity of not more than three years. The Fund's investment objective is fundamental and, as such, cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67 percent of the voting securities present at a meeting of shareholders, if the holders of more than 50 percent of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50 percent of the outstanding voting securities) of the Fund's outstanding shares. The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term global bond fund. Investment grade debt securities and securities with shorter maturities generally have lower yields than debt securities of lower quality and with longer maturities. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.

  The Fund invests in debt securities denominated in multi-national currency units and in the currencies of countries whose governments are considered stable by the Adviser and whose currency is convertible into U.S. dollars. Such currencies currently include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Dutch Guilder, European Currency Unit ("ECU"), French Franc, German Mark, Italian Lira, Japanese Yen, New Zealand Dollar, Spanish Peseta, Swedish Krona and Swiss Franc. In [1995], non-dollar fixed income securities (i.e., those denominated in a currency other than the U.S. dollar) comprised more than 50% of the global fixed-income market. An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated.



  The Fund seeks to minimize credit risk by limiting its portfolio investments to investment grade debt securities. Accordingly, the Fund may only invest in:
(i) obligations issued or guaranteed by foreign governments or supranational organizations or their agencies, instrumentalities or subdivisions and that are rated, at the time of investment, at least BBB by Standard & Poor's Ratings Group ("S&P") or at least Baa by Moody's Investors Service, Inc. ("Moody's") or similarly rated by another nationally recognized statistical rating organization ("NRSRO") as determined by the Adviser subject to the review of the Board of Trustees ("Investment Grade Ratings") or, if unrated, determined by the Adviser to be of comparable quality; (ii) corporate debt securities having at least one Investment Grade Rating, at the time of investment, or if unrated, determined by the Adviser to be of comparable quality; (iii) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by the Adviser to be of investment grade; (iv) commercial paper rated, at the time of investment, A-3 by S&P, Prime-3 by Moody's or similarly rated by another NRSRO as determined by the Adviser subject to the review of the Board of Trustees or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated at least BBB or Baa by S&P or Moody's, respectively, or similarly rated by another NRSRO, or determined by the Adviser to be of comparable quality; and (v) debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.



  Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. According to published guidelines, securities rated Baa by Moody's are considered by Moody's as medium grade obligations. Such securities are, in the opinion of Moody's, neither highly protected nor poorly secured. Interest payments and principal security appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In the opinion of Moody's they lack outstanding investment characteristics and in fact have speculative characteristics as well. For a description of S&P's and Moody's ratings see the Statement of Additional Information.



  The foregoing policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other NRSRO) downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other NRSRO.



  In pursuing its investment objective, the Fund seeks to minimize fluctuations in net asset value as a result of changes in market rates of interest by investing only in shorter-term debt securities. The Fund seeks to maintain a dollar-weighted average portfolio maturity of not more than three years. The net asset value of the Fund's shares will change as the general level of interest rates fluctuate. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. However, shorter-term securities generally are less sensitive to changes in value as a result of fluctuations in market rates of interest than are longer-term securities, and it is expected that the net asset value of the Fund's shares will fluctuate as a result of changes in market rates of interest less than that of a longer-term global bond fund. The Fund's net asset value may fluctuate as a result of changes in foreign exchange rates, independent of fluctuations in market rates of interest, although as described herein the Fund intends to engage in foreign currency hedging transactions to seek to minimize such fluctuations. The Adviser actively manages the Fund's portfolio, allocating portfolio assets among various types of U.S. and foreign debt securities and adjusting the Fund's exposure to each currency based on the Adviser's perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining to increase or decrease the emphasis placed upon a particular industry sector within the Fund's investment portfolio. The Fund will not invest more than 25% of its total assets in debt securities denominated in a single currency other than the U.S. dollar.


  From time to time the returns available on short-term debt instruments denominated in the currencies of certain foreign countries may be more attractive than the corresponding returns available on U.S. dollar denominated short-term debt instruments. However, the attractive returns which may from time to time be available from certain short-term foreign currency denominated debt instruments can be adversely affected by changes in currency exchange rates. The Fund will receive much of its income and gains, if any, in currencies other than U.S. dollars, although the Fund will make distributions in U.S. dollars. A reduction in the value of such foreign currencies relative to the value of the U.S. dollar would adversely affect the dollar value of the net assets (including accrued income and unrealized appreciation or depreciation of investments) of the Fund. [The Fund will seek to maintain a portfolio of investments that is, in the aggregate, relatively neutral to fluctuations in the value of the U.S. dollar relative to the currencies of major industrialized nations.] In addition, the Fund intends to engage in hedging and risk management transactions in instruments such as forward currency contracts, options on foreign currencies, foreign currency swap agreements, financial futures contracts and options thereon. There can be no assurance that the Fund will not be adversely affected by fluctuations in currency exchange rates and such hedging and risk management transactions entail risks. See "Investment Practices."



  The Fund may invest without limitation in commercial paper and certificates of deposit which are indexed to certain specific foreign currency exchange rates. The terms of such commercial paper or certificates of deposit provide that the principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. The Fund will purchase such commercial paper or certificates of deposit with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will vary in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper and certificates of deposit entail the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. [The Fund will purchase such commercial paper and certificates of deposit for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission (the "SEC") is currently considering whether the Fund's purchase of this type of commercial paper and certificates of deposit would result in the issuance of a "senior security" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").] The Fund believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to its investments in this type of commercial paper and certificates of deposit and to maintain in such account cash not available for investment or U.S. government securities or other liquid investment grade debt securities having a value equal to the aggregate principal amount of outstanding commercial paper and certificates of deposit of this type.

  The Fund may invest in debt securities issued by supranational organizations such as the World Bank, which was chartered to finance development projects in developing member countries, and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Supranational entities do not have taxing authority and are therefore dependent on their members' support in order to meet interest and principal payments.

  The Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Fund's Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranationals, in particular, issue ECU-denominated obligations.

  As a global fund, the Fund may invest in United States and foreign securities. It is a policy of the Fund that, in normal circumstances, the Fund's assets will be invested in obligations of or issued by issuers located in at least three different countries, one of which may be the United States. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United States instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. For any taxable year that more than 50% of the Fund's total assets at the close of such year consist of stock or securities in foreign corporations and that the Fund otherwise qualifies for and makes an election, the amount of foreign taxes paid by the Fund that can be treated as foreign income taxes for United States federal income tax purposes would be included in the income of its shareholders and (subject to certain limitations) shareholders would be entitled to credit their portion of these amounts against their United States federal income tax due, if any, or to deduct their portions of these amounts from their United States taxable income, if any. See "Tax Status." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

  The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such securities may include either direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes or bonds) or securities issued or guaranteed by agencies or instrumentalities of the U.S. government (such as Federal Home Loan Bank securities and Federal National Mortgage Association securities). Of the obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, some are backed by the full faith and credit of the U.S. government and others are backed only by the rights of the issuer to borrow from the U.S. Treasury.

  The Fund has a policy which states that it may not purchase any security which is restricted as to disposition under federal securities laws or by contract or which is not readily marketable or is illiquid, if immediately after such purchase more than 10% of the Fund's assets (taken at market value) would be invested in such securities. The following are presently subject to such policy:
(a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers),
(b) certain options purchased by the Fund over-the-counter on securities other than U.S. government securities and the cover for options written by the Fund over the counter, and (c) repurchase agreements not terminable within seven days. See "Investment Practices."


  The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Tax Status." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year (i) at least 50% of the market value of the Fund's total assets will be invested in cash, cash items, U.S. government securities and other securities that are, for purposes of this requirement, limited in respect of a single issuer to an amount not greater in market value than 5% of the market value of its total assets and to not more than 10% of the outstanding voting securities of a single issuer and (ii) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  In connection with the investment objectives and policies described above, the Fund may, but is not required to, utilize various other investment strategies as described below to earn income, facilitate portfolio management and mitigate risk. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Although the Adviser believes that these investment practices may further the Fund's investment objectives, no assurance can be given that these investment practices will achieve this result.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. Collectively, all the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's assets, for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  The Fund may engage in currency transactions in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Fund may enter into currency transactions with persons rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser. The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure. To attempt to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling to be linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  Currency transactions are subject to some risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in securities the disposition of which is subject to substantial legal or contractual restrictions or the markets for which are illiquid. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules.


  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or investment grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage.


  LENDING OF PORTFOLIO HOLDINGS. The Fund has a fundamental policy which states that the Fund may not make loans, except to the extent the obligations the Fund may invest in are considered to be loans, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements. Consistent therewith, the Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and are required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust. No specific limitation exists as to the percentage of the Fund's assets which the Fund may lend.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and broker-dealers, under which the Fund purchases securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. Under the 1940 Act, repurchase agreements may be considered collateralized loans by the Fund, and the difference between the amount the Fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in the Fund's net income. When the Fund enters into repurchase agreements, it relies on the seller to repurchase the securities. Failure to do so may result in a loss for the Fund if the market value of the securities is less than the repurchase price. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the creditworthiness of such party. In the event of default by such party, the Fund may not have a right to the underlying security and there may be possible delays and expenses in liquidating the security purchased, resulting in a decline in its value and loss of interest. The Fund will use repurchase agreements as a means of making short-term investments, and may invest in repurchase agreements of duration of seven days or less without limitation. The Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to an investment restriction that limits the Fund's investment in "illiquid" securities, including such repurchase agreements, to 10% of the Fund's net assets.

  OTHER PRACTICES. The Fund has a fundamental policy which states that it may not borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the total asset value of the Fund (after giving effect to the amount borrowed). Notwithstanding this policy, the Fund may enter into when issued and delayed delivery transactions as described in this Prospectus.

  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. See "Investment Policies and Restrictions" in the Statement of Additional Information.

  PORTFOLIO TURNOVER. The Fund may engage in active short-term trading to benefit from yield disparities among different issuers of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Fund's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual portfolio turnover in the Fund will not be in excess of 200%. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. The Fund's ability to engage in active short-term trading may be limited by the general requirements for qualification as a regulated investment company for federal tax purposes that less than 30% of the annual gross income of the Fund be derived from the sale or disposition of securities and certain other assets held by the Fund for less than three months. See "Tax Status."

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The U.S. securities in which the Fund invests are traded principally in the over-the-counter market. In the over-the-counter market, securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the managers, underwriters and dealers. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services. The Fund also will purchase and sell securities in foreign financial markets, which markets present certain risks. See "Investment Objective and Policies."

  In effecting purchases and sales of the Fund's portfolio securities, the Adviser and the Fund may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Fund, the Adviser and the Distributor or dealers participating in the offering of the Fund's shares. In addition, in selecting among firms to handle a particular transaction, the Adviser and the Fund may take into account whether the firm has sold or is selling shares of the Fund. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and over $54 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide.


  Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. VK/AC Holding, Inc. is controlled, through an ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C & D L.P."), a Connecticut limited partnership. C & D L.P. is managed by

Clayton, Dubilier & Rice, Inc. Clayton & Dubilier Associates IV Limited Partnership ("C & D Associates L.P.") is the general partner of C & D L.P. The general partners of C & D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital and its subsidiaries (some of whom are officers or trustees of the Fund) own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 13% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc. The address of the Adviser is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


  ADVISORY AGREEMENT. The business and affairs of the Fund will be managed under the direction of the Board of Trustees of the Trust, of which the Fund is a series. Subject to the Trustees' authority, the Adviser and the officers of the Fund will supervise and implement the Fund's investment activities and will be responsible for overall management of the Fund's business affairs. The Fund will pay the Adviser an annual fee equal to 0.55% of the average daily net assets of the Fund.

  Under its investment advisory agreement with the Adviser, the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including: the compensation of the Trustees (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen American Capital), the charges and expenses of independent accountants, legal counsel, any transfer or dividend disbursing agent and the custodian (including fees for safekeeping of securities); costs of calculating net asset value; costs of acquiring and disposing of portfolio securities; interest (if any) on obligations incurred by the Fund; costs of share certificates; membership dues in the Investment Company Institute or any similar organization; reports and notices to shareholders; costs of registering shares of the Fund under the federal securities laws; miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies, excluding state securities registration expenses.

  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit trustees/directors, officers and employees to buy and sell securities for their personal accounts subject to procedures designed to prevent conflicts of interest including, in some instances, preclearance of trades.


  PORTFOLIO MANAGEMENT. Thomas J. Slefinger, First Vice President of the Adviser, is primarily responsible for the day to day management of the Fund's portfolio. [Mr. Slefinger has been employed by the Adviser for the last 5 years.]

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and aggregate distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.

  The Fund offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase ("Class A Shares") or
(b) on a contingent deferred basis (Class A Share accounts over $1 million, "Class B Shares" and "Class C Shares"). Class A Share accounts over $1 million or otherwise subject to a contingent deferred sales charge ("CDSC"), Class B Shares and Class C Shares sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."

  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares or Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Shares accounts under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares (discussed below). Investors who intend to hold their shares for a significantly long time may not wish to continue to bear the distribution and service expenses of Class C Shares which, in the aggregate, eventually would exceed the aggregate amount of the initial sales charge and distribution and service expenses applicable to Class A Shares irrespective of the fact that a CDSC would eventually not apply to a redemption of such Class C Shares.



  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except each class of shares (i) bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and
(iii) has a different exchange privilege. Generally, a class of shares subject to a higher ongoing distribution fee, service fee or, where applicable, the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution fee, service fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."


  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) SEC registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares that shall be approved by the SEC pursuant to an amended exemptive order. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Code.

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

  The Fund has designated three classes of shares for sale to the public on a continuous basis through Van Kampen American Capital Distributors, Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the

National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice.

  The Fund's shares are offered at the net asset value per share next computed after an investor places an order to purchase directly with the investor's broker, dealer or financial intermediary or with the Distributor plus any applicable sales charge. Sales personnel of brokers, dealers and financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally will determine net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer or financial intermediary must be transmitted to the Fund by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Fund to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order. The public offering price is equal to the net asset value plus a sales charge which is a variable percentage of the offering price depending upon the amount of the sale. Investors will be entitled to begin receiving dividends on such shares on the next business day after the Fund receives good funds for such order.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediaries at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between an investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers or financial intermediaries who receive more than 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of the 1933.

SALES CHARGE TABLE

                                                                        DEALER
                                                                      CONCESSION
                                                                      OR AGENCY
                                                                      COMMISSION
                                             TOTAL SALES CHARGE       ----------
                                          -------------------------   PERCENTAGE
                                          PERCENTAGE    PERCENTAGE        OF
          SIZE OF TRANSACTION             OF OFFERING     OF NET       OFFERING
           AT OFFERING PRICE                 PRICE      ASSET VALUE     PRICE
--------------------------------------------------------------------------------
Less than $25,000.......................      3.25%         3.36%        3.00%
$25,000 but less than $250,000..........      2.75          2.83         2.50
$250,000 but less than $500,000.........      1.75          1.78         1.50
$500,000 but less than $1,000,000.......      1.50          1.52         1.25
$1,000,000 or more......................       *             *            *

------------------------------------------------------------------------------
* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million. See "Purchase of Shares -- Deferred Sales Charge Alternatives" for additional information with respect to contingent deferred sales charges.

QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  As used herein, "any person" eligible for a reduced sales charge includes an individual, their spouse and minor children (and any trust or custodial accounts for their benefit) and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account; or a "company" as defined is section 2(a)(8) of the 1940 Act.


  As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund"), Van Kampen American Capital Reserve Fund ("Reserve Fund") and The Govett Funds, Inc.


  VOLUME DISCOUNTS. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund alone, or in combination with other shares of the Fund and shares of other Participating Funds although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. When an investor signs a Letter of

Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


  UNIT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value, with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor otherwise the total sales charge for all investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). [The Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission.] Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer or financial intermediary or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide the Fund's transfer agent with appropriate backup data for each participating investor in a computerized format fully compatible with the transfer agent's processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently.

  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired Trustees/Directors of funds advised by the Adviser, Van Kampen American Capital Asset Management, Inc. or John Govett & Co. Limited and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in Class A Shares of the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Quantity Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested, over a twelve-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to 1.00% for such purchases.

  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.


  (8) Full service participant directed profit sharing and money purchase plans, full service 401(k) plans, or similar full service recordkeeping programs made available through Van Kampen American Capital Trust Company with at least 50 eligible employees or investing at least $250,000 in the Participating Funds, Tax Free Money Fund or Reserve Fund. For such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of redemptions within one year of the purchase other than redemptions required to make payments to participants under the terms of the plan. The contingent deferred sales charge incurred upon certain redemptions is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for such purchases as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.


  (9) Participants with accounts established after October 12, 1995, in any 403(b)(7) program of a college or university system which permits only net asset value mutual fund investments and for which Van Kampen American Capital Trust Company serves as custodian. In connection with such purchases, the Distributor may pay, out of its own assets, a commission to brokers, dealers, or financial intermediaries as follows: one percent on sales up to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.


The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with the Fund's transfer agent, the investment adviser, trust company or bank trust department, provided that the Fund's transfer agent receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares and Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment. The Distributor will compensate brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the Fund, at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate will be equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million; (ii) 3.00% with respect to Class B Shares and (iii) 1.00% with respect to Class C Shares. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the Fund will receive from such sale.

  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

  Proceeds from the CDSC applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase.


  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares of the Fund in the shareholder's account, that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.


  To provide an example, assume an investor purchased 100 Class B Shares (as set forth below) at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.00% (the applicable rate in the second year after purchase).

  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million.

  CLASS B SHARES. Class B Shares redeemed within three years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:

                                                           CONTINGENT DEFERRED
                                                            SALES CHARGE AS A
                                                              PERCENTAGE OF
                                                              DOLLAR AMOUNT
YEAR SINCE PURCHASE                                         SUBJECT TO CHARGE
--------------------                                       -------------------
      First................................................         3.00%
      Second...............................................         2.00%
      Third................................................         1.00%
      Fourth and after.....................................         0.00%

  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan".


  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.



  Conversion Feature. Six years or ten years after the end of the month in which a shareholder's order to purchase a Class B Share or Class C Share, respectively of the Fund was accepted, such Class B Share or Class C Share automatically will convert to a Class A Share and will no longer be subject to the higher aggregate distribution and service fees applicable to Class B Shares and Class C Shares. The purpose of the conversion feature is to relieve the holders of Class B Shares and Class C Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares and Class C Shares from most of the burden of such distribution and service expenses.



  For purposes of conversion to Class A Shares, Class B Shares or Class C Shares, purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares or Class C Shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares or Class C Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares or Class C Shares in the sub-account also will convert to Class A Shares. The holding period applicable to Class B Shares acquired through the use of the exchange privilege (discussed below) shall be the holding period applicable to a Class B Share of such Fund acquired other than through use of the exchange privilege. For purposes of calculating the holding period applicable to a Class B Share of the Fund prior to conversion, a Class B Share of the Fund issued in connection with an exercise of the exchange privilege, or a series of exchanges, shall be deemed to have been issued on the date on which the investor's order to purchase the exchanged Class B Share was accepted or, in the case of a series of exchanges, when the investor's order to purchase the original Class B Share was accepted.


  The conversion of Class B Shares and Class C Shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution and service fees and transfer agency costs with respect to Class B Shares and Class C Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of Class B Shares and Class C Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares and Class C Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares and Class C Shares would occur, and Class B Shares and Class C Shares might continue to be subject to the higher aggregate distribution and service fees for an indefinite period.



  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC is also waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.


NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares, and dividing the result by the number of shares of such class outstanding. The net asset value for the Fund is computed once daily as of 5:00 p.m. Eastern time Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

  Securities and other portfolio investments traded in the OTC or interbank market are valued at the last available bid price or yield equivalents obtained from one or more dealers in the OTC or interbank market prior to the time of valuation. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last asked price in the case of exchange-traded options or, in the case of options traded in the OTC market, the average of the last asked price as obtained from one or more dealers. Options purchased by the Fund are valued at their last bid price in the case of exchange-traded options or in the case of options traded in the OTC market, the average of the last bid price as obtained from two or more dealers. Portfolio securities which are traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Short-term securities with maturities of less than 60 days are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Trustees of the Trust, of which the Fund is a series. Any assets or liabilities expressed in terms of foreign currencies are translated into United States dollars at the prevailing market rates as obtained from one or more dealers.

  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Trustees.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.

SHAREHOLDER SERVICES APPLICABLE TO ALL CLASSES

  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any other Participating Fund, Tax Free Money Fund or Reserve Fund so long as a pre-existing account for such class of shares exists for such shareholder.


  If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.


  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged with shares of another Participating Fund, the Tax Free Money Fund or the Reserve Fund, subject to certain limitations herein or in such other fund's prospectus. Before effecting an exchange, shareholders in the Fund should obtain and read a current prospectus of the fund into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.


  In general, shares of the Fund must have been registered in the shareholder's name for at least 15 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 15 days may only be exchanged upon receipt of prior approval of the Adviser; however, under normal circumstances, it is the policy of the Adviser not to approve such requests. Upon 60 days after the date of this prospectus, the Fund will increase the number of days shares must be registered in a shareholder's name prior to an exchange to 30 days.

  Exchanges of Class A Shares of the Fund that have been charged a sales charge lower than the sales charge applicable to the other fund will have the sales charge differential imposed upon the exchange into such fund. Similarly, exchanges of any Class A Shares of other funds that have been charged a sales charge lower than the sales charge applicable to the Fund will have the sales charge differential imposed upon exchange into the Fund. Shares of other funds which have not previously been charged a sales charge (except for shares purchased via the reinvestment option) will be charged the sales charge differential applicable to Class A Shares of the Fund upon exchange into the Fund.


  No sales charge is imposed upon the exchange of Class B Shares and Class C Shares. Upon redemption of Class B Shares and Class C Shares from the Van Kampen American Capital family of funds, Class B Shares and Class C Shares which have been exchanged are subject to the contingent deferred sales charge imposed by the initial Van Kampen American Capital fund purchased by the investor prior to any exchanges. The holding period requirements for the contingent deferred sales charge, and the conversion privilege for Class B Shares and Class C

Shares of the Fund, are determined by the date of purchase into the initial Van Kampen American Capital fund purchased by the investor prior to any exchanges.


  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 ((800) 772-8889 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Holders of Class B Shares and Class C Shares who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment in the Fund at the time the election to participate in the plan is made. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Waiver of Contingent Deferred Sales Charge."

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

SHAREHOLDER SERVICES APPLICABLE TO CLASS A SHAREHOLDERS ONLY

  CHECK WRITING PRIVILEGE. Holders of Class A Shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint ACCESS as agent by completing the Authorization for Redemption by Check Form and the appropriate section of the application and returning the form and the application to ACCESS. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to such shareholder. These checks may be made payable by the holder of Class A Shares to the order of any person in any amount of $100 or more.

  When a check is presented to State Street Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's account by ACCESS at the next determined net asset value. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of Class A Shares is a taxable event. See "Redemption of Shares."

  Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. Holders of Class A Shares may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street

Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to ACCESS, P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.

  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666 ((800) 772-8889 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B Shares and Class C Shares.

  In cases of disability, the contingent deferred sales charges on Class B Shares and Class C Shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge." Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
THE DISTRIBUTION AND SERVICE PLANS
------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the

Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual expenses with respect to a class of CDSC Shares for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the contingent deferred sales charge. In such event, with respect to any such class of CDSC Shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of June 30, 1995, there were $7,661,445 and $1,763 of unreimbursed distribution expenses with respect to Class B Shares and Class C Shares respectively, representing 3.82% and less than 0.01% of the Fund's total net assets. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of CDSC Shares to defray distribution related expenses attributable to any other class of CDSC Shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  The Fund's present policy,which may be changed at any time by the Board of Trustees, is to declare daily and pay monthly distributions of all or a portion of net investment income of the Fund attributable to each class of shares. Net investment income consists of all interest income, dividends, other ordinary income earned by the Fund on its portfolio assets and net short-term capital gains, less all expenses of the Fund attributable to the class of shares in question. Expenses of the Fund are accrued each day. Net realized long-term capital gains, if any, are expected to be distributed, to the extent permitted by applicable law, to shareholders at least annually. Distributions cannot be assured, and the amount of each monthly distribution may vary.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee, or, where applicable, the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee, or not subject to the conversion feature.

  Investors will be entitled to begin receiving dividends on their shares on the business day after the Fund's transfer agent receives payments for such shares. However, shares become entitled to dividends on the day the Fund's transfer agent receives payment for the shares either through a fed wire or NSCC settlement.

Shares remain entitled to dividends through the day such shares are processed for payment on redemption.

  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Shareholders wishing to utilize this service should complete the appropriate section of the accompanying account application or available from Van Kampen American Capital Funds, c/o ACCESS P.O. Box 418256, Kansas City, MO 64141-9256. After ACCESS receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.

  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit monthly distributions and any annual net long-term capital gain distributions to a shareholder's account in additional shares of the same class valued at net asset value, without a sales charge. Unless a shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired) or in writing to ACCESS.

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

TAXATION OF THE FUND

  The Fund intends to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. Included among such requirements is the requirement that the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies. For purposes of this requirement, the Treasury Department is authorized to issue (but has not yet issued) regulations excluding from qualifying income foreign currency gains that are not directly related to a regulated investment company's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in securities.

  If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of its net investment income (which includes net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.

  In order to avoid a 4% excise tax the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income for such year and at least 98% of its capital gains net income (the latter of which is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gains net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to satisfy the 90% distribution requirement or otherwise failed to qualify as a regulated investment company in any taxable year, the Fund would be taxed as an ordinary corporation on all of its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year the Fund would be required to distribute to shareholders its earnings and profits attributable to non-regulated investment company years (less any interest charge described below) and may be required to pay an interest charge on 50% of such amount. In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices, including those involving certain risk management transactions and foreign currency transactions, may be subject to special provisions of the Code that, among other things, defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. Thus, these provisions could affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  The Fund's ability to liquidate portfolio securities may be limited by the requirement for qualification as a regulated investment company that the Fund derive less than 30% of its annual gross income from the sale or disposition of any of the following assets held for less than three months: (i) stocks or securities; (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); (iii) foreign currencies (or options, futures or forward contracts on foreign currencies), but only if such currencies (or such options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities).

DISTRIBUTIONS

  Distributions of the Fund's net investment income are taxable to shareholders as ordinary income, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to a shareholder as long-term capital gains regardless of the length of time the shares have been held by such holder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of the shares held by the shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholders (assuming such shares are held as a capital asset).

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid during January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution is actually made.

  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund will not be eligible for the dividends received deduction for corporations. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date.

FOREIGN TAXES

  It is expected that a portion of the interest earned by the Fund from non-U.S. resident issuers and in certain circumstances gains realized by the Fund will be subject to foreign withholding taxes. The tax rate to which such interest and gains will be subject will vary depending on the country or countries having taxing jurisdiction over a particular non-U.S. resident issuer and may be affected by the existence of an income tax treaty with the United States. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of "foreign corporations," the Fund may elect and currently intends to elect, for United States federal income tax purposes, to treat any foreign taxes paid by the Fund that can be treated as foreign income taxes under United States federal income tax principles as paid by its shareholders. The Fund expects that it will be able to treat some, but not necessarily all, of the foreign taxes it will have to pay as foreign income taxes for United States federal income tax purposes. In addition, the Fund currently intends to treat investments in securities that are issued by, or that are treated under relevant United States federal income tax principles as issued by, foreign governments as not constituting securities of "foreign corporations" for purposes of meeting the 50% test described above. Accordingly, the Fund may not qualify for this election in all of its taxable years. For any year that the Fund so qualifies and makes such an election, the amount of foreign taxes paid by the Fund that can be treated as foreign income taxes for United States federal income tax purposes would be included in the income of its shareholders (in addition to other taxable dividends received) and (subject to certain limitations) shareholders would be entitled to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. The Fund will notify each shareholder within 60 days after the close of the Fund's taxable year as to whether the foreign income taxes paid by the Fund will qualify for "pass-through" treatment for that year and, if so, such notification will designate (i) each shareholder's pro rata portion of the foreign income taxes paid and (ii) the portion of distributions that represents income derived from foreign sources.

  Generally, a foreign tax credit is subject to the limitation that it may not exceed the shareholder's United States tax (before the credit) attributable to the shareholder's total taxable income from foreign sources. For this purpose, the shareholder's proportionate share of dividends paid by the Fund that represent income derived from foreign sources will be treated as foreign source income. The Fund's gains and losses from the sale of securities and certain currency gains and losses generally will be treated as derived from United States sources. The limitation on the foreign tax credit applies separately to specific categories of foreign source income, including "passive income," a category that includes the portion of dividends received from the Fund that qualifies as foreign source income. The foregoing limitation may prevent a shareholder from claiming a credit for the full amount of his proportionate share of the foreign income taxes paid by the Fund.

SALE OF SHARES

  Redeeming shareholders will recognize gain or loss in an amount equal to the difference between the basis in their redeemed shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such shares.

GENERAL

  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences of holding and disposing of shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications.

  The Fund's yield quotation is determined on a monthly basis with respect to the immediately preceding 30 day period, and is computed by dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum initial sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to such class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of the shares of such class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of the Fund's shares. Class B Shares redeemed during the first three years after their issuance may be subject to a contingent deferred sales charge in a maximum amount equal to 3% of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum initial sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  From time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk/reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal and/or return. In addition, from time to time sales materials and advertisements for the Fund may include hypothetical information.

  Further information about the Fund's performance is contained in the Fund's Annual Report and the Fund's Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired).

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund is a series of the Van Kampen American Capital Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). The Fund was originally organized in 1990 under the name Van Kampen Merritt Short-Term Global Income Fund as a sub-trust of Van Kampen Merritt Trust, a Massachusetts business trust. The Fund was reorganized as a series of the Trust as of July 31, 1995. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.

  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, $0.01 par value, divided into classes. The Fund currently offers three classes, designated Class A Shares, Class B Shares and Class C Shares. Each class of shares represents an interest in the same assets of the fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. See "The Distribution and Service Plans."


  The Fund is permitted to issue an unlimited number of shares. Each class of share is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B Shares and Class C Shares into Class A Shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to other shareholders.


  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the

SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The Fund's fiscal year ends on June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.


  Shareholder inquiries should be directed to Van Kampen American Capital Short-Term Global Income Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


  For Automated Telephone Service which provides 24-hour direct dial access to Fund facts and Shareholder account information, dial (800) 421-5666. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 772-8889.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 421-5666.

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666.

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS, OR
REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 772-8889.

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 421-5666.
VAN KAMPEN AMERICAN CAPITAL
SHORT-TERM
GLOBAL INCOME FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181
                                ---------------

Investment Adviser
VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor
VAN KAMPEN AMERICAN
CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital Funds

Custodian
STATE STREET BANK AND
TRUST COMPANY
225 Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital Funds

Legal Counsel
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

                               SHORT-TERM GLOBAL
                                  INCOME FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S

                                 APRIL 29, 1996


------       ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

     Information contained herein is subject to completion or amendment. An amendment to the registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time such amendment to the registration statement becomes effective. This statement of additional information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                SUBJECT TO COMPLETION -- DATED FEBRUARY 29, 1996


                      STATEMENT OF ADDITIONAL INFORMATION

           VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND

  Van Kampen American Capital Short-Term Global Income Fund, formerly known as Van Kampen Merritt Short-Term Global Income Fund (the "Fund"), is a non-diversified separate series of an open-end management investment company. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk.


  The Fund seeks to achieve its investment objective by investing in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and maintaining a dollar-weighted average portfolio maturity of not more than three years. The portfolio will consist of debt securities issued by foreign governments or supranational organizations or their agencies, instrumentalities or subdivisions, investment grade debt securities issued by corporations, certificates of deposit or bankers acceptances issued or guaranteed by large U.S. or foreign banks, investment grade commercial paper and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Investments in securities denominated in currencies other than the U.S. dollar involve foreign currency exchange risks. The Fund may engage in hedging and risk management transactions to seek to reduce or eliminate such risks.


  The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term global bond fund. There is no assurance that the Fund will achieve its investment objective. The Fund is a separate series of Van Kampen American Capital Trust, a Delaware business trust (the "Trust"). The Fund's portfolio is managed by Van Kampen American Capital Investment Advisory Corp. (the "Adviser").


  This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated April 29, 1996 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired). This Statement of Additional Information incorporates by reference the entire Prospectus.


  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
The Fund and the Trust................................................................. B-2
Investment Policies and Restrictions................................................... B-2
Additional Investment Considerations................................................... B-4
Description of Securities Ratings...................................................... B-11
Officers and Trustees.................................................................. B-16
Legal Counsel.......................................................................... B-21
Investment Advisory and Other Services................................................. B-21
Custodian and Independent Auditors..................................................... B-22
Portfolio Transactions and Brokerage Allocation........................................ B-23
Tax Status of the Fund................................................................. B-23
The Distributor........................................................................ B-24
Performance Information................................................................ B-25
Independent Auditors' Report........................................................... B-27
Audited Financial Statements as of June 30, 1995....................................... B-28
Notes to Audited Financial Statements as of June 30, 1995.............................. B-34
Unaudited Semi-Annual Financial Statements as of December 31, 1995.....................
Notes to Unaudited Semi-Annual Financial Statements as of December 31, 1995............



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 29, 1996.

                             THE FUND AND THE TRUST


  The Fund is a separate non-diversified series of the Trust, an open-end management investment company. At present, the Fund, Van Kampen American Capital High Yield Fund, Van Kampen American Capital Strategic Income Fund and Van Kampen American Capital Emerging Markets Income Fund, each a diversified separate series of the Trust, are the only series of the Trust, although other series may be organized and offered in the future. The Fund was originally organized in 1990 under the name Van Kampen Merritt Short-Term Global Income Fund as a sub-trust of Van Kampen Merritt Trust, a Massachusetts business trust. The Fund was reorganized as a series of the Trust as of July 31, 1995.


  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. The Trust can issue an unlimited number of full and fractional shares, par value $0.01 (prior to July 31, 1995, the shares had no par value). Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting.

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the Investment Company Act of 1940, as amended (the "1940 Act"), or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objectives and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

   2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the total asset value of the Fund (after giving effect to the amount borrowed). Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions as described in the Prospectus.

   3. Make loans, except to the extent the obligations the Fund may invest in are considered to be loans, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with transactions described under the caption "Investment Practices" in the Prospectus nor short term credits in connection with the clearance of transactions are considered the purchase of a security on margin.

   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures contracts or related options, except to the extent that the hedging transactions described under the heading "Investment Practices" in the Prospectus would be deemed to be any of the foregoing transactions.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management.

   8. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Fund may invest up to 10% of its assets in investment companies that invest in securities comparable to those in which the Fund may invest so long as the Fund does not own more than 3% of the outstanding voting stock of any investment company or securities of any investment company aggregating in value more than 5% of the total assets of the Fund.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas or other mineral exploration or development programs.

  10. Purchase or sell real estate, commodities or commodities contracts except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

  The Fund may not change any of these investment restrictions or any other fundamental policy as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law, currently 10%. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the adviser, without obtaining shareholder approval.

  In connection with certain state securities law requirements, the Fund has a policy of limiting its investment in warrants, valued at the lower of cost or market, to not more than 5.0% of the value of the Fund's net assets and, within such amount, to not more than 2.0% of the value of its net assets in warrants not listed on the New York Stock Exchange or on the American Stock Exchange; provided however, that warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

REVERSE REPURCHASE AGREEMENTS

  The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described under "Investment Policies and Restrictions" in the Statement of Additional Information. The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

OTHER INVESTMENT STRATEGIES

  The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and currency exchange rates), to manage the effective maturity or duration of securities or portfolios or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  STRATEGIC TRANSACTIONS. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, interest rate indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position as a temporary substitute for purchasing or selling particular securities. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's net assets, for non-hedging purposes.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic

Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, to the extent the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to buy back the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank in New York as "primary dealers", broker dealers, domestic or foreign banks or other financial institutions which have received a short-term credit rating of A-1 from Standard & Poor's Ratings Group ("S&P") or P-1 from Moody's Investor Services, Inc. ("Moody's") or any equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that the amount of the Fund's obligation pursuant to an OTC option is illiquid, and is subject to the Fund's limitation on investing no more than 10% of its assets in illiquid instruments.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell for hedging purposes call options on U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities other than futures on individual corporate debt securities. All calls sold by the Fund must be "covered" or must meet the asset segregation requirements described below as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call). Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Fund to hold a security which it might otherwise have sold. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's net assets, for non-hedging purposes.

  The Fund may purchase and sell for hedging purposes put options that relate to U.S. Government Securities, Mortgage-Backed Securities, corporate debt securities, foreign sovereign debt and foreign debt securities (whether or not it holds the above securities in its portfolio) or futures on such securities other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may purchase and sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate, currency market changes, for duration management and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 5% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position will be offset prior to settlement and that delivery will not occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and, in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.

  The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars, hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund may enter into swaps, caps, floors or collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the
imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.


  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or an amount of cash or liquid investment grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid investment grade assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid investment grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, investment grade assets equal to the exercise price.



  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid investment grade assets equal to the amount of the Fund's obligation.


  OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, with respect to these instruments the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a put, or the in-the-money amount in the case of a call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. Other OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, if any, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.


  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid investment grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.


  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by S&P) follows:

  1. DEBT

  An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors's rights;

  INVESTMENT GRADE

    AAA      Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
    AA       Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
    A        Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
    BBB      Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  SPECULATIVE GRADE

    BB       Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly
    B        speculative characteristics with respect to capacity to pay interest and repay
    CCC      principal. 'BB' indicates the least degree of speculation and 'C' the highest.
    CC       While such debt will likely have some quality and protective characteristics,
    C        these are outweighed by large uncertainties or major exposures to adverse conditions.
    BB       Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB'
             rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

    B        Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-'
             rating.
    CCC      Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
             'B' or 'B-' rating.
    CC       The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.
    C        The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
    CI       The rating 'CI' is reserved for income bonds on which no interest is being paid.
    D        Debt rated 'D'; is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
             PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
    C        The letter 'c' indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.
    I        The letter 'i' indicates the rating is implied. Such ratings are assigned only on request to entities that do not have specific debt issues to be rated. In addition, implied ratings are assigned to governments that have not requested explicit ratings for specific debt issues. Implied ratings on governments represent the sovereign ceiling or upper limit for ratings on specific debt issues of entities domiciled in the country.
    L        The letter 'L' indicates that the rating pertains to the principal amount of these bonds in the extent that the undersigning deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.
    P        The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.
             This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
    *        Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
    NR       Not rated

             Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

             BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," and "BBB")
             (commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

  2. COMMERCIAL PAPER

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

  A-1      This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely safe characteristics are denoted with a plus sign (+) designation.
  A-2      Capacity for timely payment on issues with this designation is satisfactory.
           However, the relative degree of safety is not as high as for issues designated
           'A-1'.
  A-3      Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
  B        Issues rated 'B' are regarded as having only a speculative capacity for timely payment.
  C        This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
  D        Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

  MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

  1. LONG-TERM BONDS

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -- Leading market positions in well-established industries.

      -- High rates of return on funds employed.

      -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings, trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

  3. COMMERCIAL PAPER

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

    Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      - Leading market positions in well-established industries.

      - High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Board margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                             OFFICERS AND TRUSTEES


  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser" or "Adviser"), Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Management, Inc., McCarthy, Crisanti & Maffei, Inc., MCM Asia Pacific Company, Limited, Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital") or VK/AC Holding, Inc. For purposes hereof, the term "Van Kampen American Capital Funds" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the American Capital Exchange Fund and the Common Sense Trust).


                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------


J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
2300 205th Street                   President of MDT Corporation, a company which develops
Torrance, CA 90501                  manufactures, markets and services medical and scientific
  Age: 63                           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndston, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Age: 46                           of La Salle National Bank. A Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Age: 76
R. Craig Kennedy................... President and Director, German Marshall Fund of the
1341 E. 50th Street                 United States. Formerly, advisor to the Dennis Trading
Chicago, IL 60615                   Group Inc. Prior to 1992, President and Chief Executive
  Age: 44                           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser and Van Kampen American
Oakbrook Terrace, IL 60181          Capital Management, Inc. Director of VK/AC Holding, Inc,
  Age: 53                           Van Kampen American Capital, and McCarthy, Crisanti &
                                    Maffei, Inc. Chairman and a Director of MCM Asia Pacific
                                    Company, Ltd. President, Chief Executive Officer and
                                    Trustee of each of the Van Kampen American Capital Funds,
                                    The Explorer Institutional Trust and closed-end
                                    investment companies advised by the VK Adviser. Prior to
                                    December, 1991, Senior Vice President of Van Kampen
                                    Merritt Inc.
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Age: 76                           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee of each of the Van Kampen American
                                    Capital Funds and Chairman of the Board of each of the
                                    open-end funds (except The Explorer Institutional Trust)
                                    advised by the VK Adviser.
Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Age: 60                           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. (NASD) and Securities Investors
                                    Protection Corp. (SIPC). Trustee of each of the Van
                                    Kampen American Capital Funds.
Don G. Powell*..................... President, Chief Executive Officer and a Director of
2800 Post Oak Blvd.                 VK/AC Holding, Inc. and Van Kampen American Capital.
Houston, TX 77056                   Chairman, Chief Executive Officer and a Director of the
  Age: 55                           Distributor, the VK Adviser, the AC Adviser and Van
                                    Kampen American Capital Management, Inc. Director,
                                    President and Chief Executive Officer of Van Kampen
                                    American Capital Advisers, Inc. and Van Kampen American
                                    Capital Exchange Corp. Director and Executive Vice
                                    President of Advantage Capital Corporation, ACCESS
                                    Investor Services, Inc., Van Kampen American Capital
                                    Services, Inc. and Van Kampen American Capital Trust
                                    Company. Director of McCarthy, Crisanti & Maffei, Inc.
                                    President and Director, Trustee or Managing General
                                    Partner of each of the funds advised by the AC Adviser
                                    and Trustee of each of the funds advised by the VK
                                    Adviser. He is also Chairman of the Board of the
                                    closed-end investment companies advised by the VK
                                    Adviser.
Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Age: 73                           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
Stevens Institute                   of Graduate School and Chairman, Department of Mechanical
  of Technology                     Engineering, Stevens Institute of Technology. Director of
Castle Point Station                Dynalysis of Princeton, a firm engaged in engineering
Hoboken, NJ 07030                   research. Trustee of each of the Van Kampen American
  Age: 71                           Capital Funds and Chairman of the Board of each of the
                                    open-end funds advised by the AC Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom, legal counsel to funds advised by the VK Adviser.
Chicago, IL 60606                   Trustee of each of the Van Kampen American Capital Funds.
  Age: 56                           He also is a Trustee of the closed-end investment
                                    companies advised by the VK Adviser.
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Age: 74                           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.


                                    OFFICERS

                             POSITIONS AND                  OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND                      IN PAST 5 YEARS
---------------------  --------------------------  ---------------------------------------------
Peter W. Hegel.......  Vice President              Executive Vice President and Portfolio
  Age: 39                                          Manager of the Adviser. Executive Vice
                                                   President of the AC Adviser. Vice President
                                                   of each of the Van Kampen American Capital
                                                   Funds and closed-end funds advised by the VK
                                                   Adviser.
Ronald A. Nyberg.....  Vice President and          Executive Vice President, General Counsel and
  Age: 41              Secretary                   Secretary of Van Kampen American Capital.
                                                   Executive Vice President and a Director of
                                                   the VK Adviser and the Distributor. Executive
                                                   Vice President of the AC Adviser. Vice
                                                   President and Secretary of each of the Van
                                                   Kampen American Capital Funds and closed-end
                                                   funds advised by the VK Adviser. Director of
                                                   ICI Mutual Insurance Co., a provider of
                                                   insurance to members of the Investment
                                                   Company Institute. Prior to March 1990,
                                                   Secretary of Van Kampen Merritt Inc., the VK
                                                   Adviser and McCarthy, Crisanti & Maffei, Inc.
Edward C. Wood III...  Vice President, Treasurer   Senior Vice President of the VK Adviser. Vice
  Age: 39              and Chief Financial         President, Treasurer and Chief Financial
                       Officer                     Officer of each of the Van Kampen American
                                                   Capital Funds and closed-end funds advised by
                                                   the VK Adviser.
Nicholas Dalmaso.....  Assistant Secretary         Assistant Vice President and Attorney of Van
  Age: 30                                          Kampen American Capital. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and closed-end funds advised by the VK
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.

                             POSITIONS AND                  OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND                      IN PAST 5 YEARS
---------------------  --------------------------  ---------------------------------------------
Huey P. Falgout,
  Jr.................  Assistant Secretary         Assistant Vice President and Senior Attorney
  Age: 32                                          of VKAC, Assistant Vice President and
                                                   Assistant Secretary of the Distributor, the
                                                   Adviser, the VK Adviser, Van Kampen American
                                                   Capital Management, Inc., Van Kampen American
                                                   Capital Advisors, Inc. American Capital
                                                   Contractual Services, Inc., Van Kampen
                                                   American Capital Exchange Corporation,
                                                   ACCESS, and American Capital Shareholders
                                                   Corporation. Assistant Secretary of each of
                                                   the Van Kampen American Capital Funds.
Scott E. Martin......  Assistant Secretary         Senior Vice President, Deputy General Counsel
  Age: 38                                          and Assistant Secretary of Van Kampen
                                                   American Capital. Senior Vice President,
                                                   Deputy General Counsel and Secretary of the
                                                   VK Adviser and the Distributor. Assistant
                                                   Secretary of each of the Van Kampen American
                                                   Capital Funds and closed-end funds advised by
                                                   the VK Adviser.
Weston B.              Assistant Secretary         Vice President, Associate General Counsel and
  Wetherell..........                              Assistant Secretary of Van Kampen American
  Age: 39                                          Capital, the VK Adviser and the Distributor.
                                                   Assistant Secretary of McCarthy, Crisanti &
                                                   Maffei, Inc. Assistant Secretary of each of
                                                   the Van Kampen American Capital Funds and
                                                   closed-end funds advised by the VK Adviser.
John L. Sullivan.....  Controller                  First Vice President of the VK Adviser.
  Age: 39                                          Controller of each of the Van Kampen American
                                                   Capital Funds and closed-end funds advised by
                                                   the VK Adviser.
Steven M. Hill.......  Assistant Treasurer         Assistant Vice President of the VK Adviser.
  Age: 30                                          Assistant Treasurer of each of the Van Kampen
                                                   American Capital Funds and closed-end funds
                                                   advised by the VK Adviser.


---------------

* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Powell and McDonnell are interested persons of the VK Adviser and the Fund by reason of their positions with the VK Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel for the Fund.


  Messrs. Powell and McDonnell own, or have the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and have entered into employment contracts (for a term of five years) with Van Kampen American Capital.


  Each of the foregoing trustees and officers holds the same position with each of 46 other Van Kampen American Capital mutual funds (the "Fund Complex"). Each trustee who is not an affiliated person of the Adviser, the Distributor or VKAC (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below.



  The compensation of each Non-Affiliated Trustee includes a retainer from the Fund in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings. The trustees have approved an aggregate compensation cap with respect to the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of mutual funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, the Adviser has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.



  Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund.



  Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement provided the trustee has served at least five years. As of the date hereof, the retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.



  Additional information regarding compensation before deferral from the Fund and the other funds in the Fund Complex is set forth in the table below.



                             COMPENSATION TABLE(1)



                                                                                                  TOTAL
                                                                                              COMPENSATION
                                                                  PENSION OR                     BEFORE
                                                                  RETIREMENT                  DEFERRAL FROM
                                                  AGGREGATE        BENEFITS     ESTIMATED      REGISTRANT
                                                COMPENSATION      ACCRUED AS      ANNUAL        AND FUND
                                               BEFORE DEFERRAL     PART OF       BENEFITS     COMPLEX PAID
                                                    FROM          REGISTRANT       UPON            TO
                   NAME(2)                      REGISTRANT(3)     EXPENSES(4)  RETIREMENT(5)   TRUSTEES(6)
--------------------------------------------- -----------------   ----------   ------------   -------------
J. Miles Branagan............................     $                $                             $84,250
Dr. Richard E. Caruso........................                                                     57,250
Philip P. Gaughan............................                                                     76,500
Linda Hutton Heagy...........................                                                     38,417
Dr. Roger Hilsman............................                                                     91,250
R. Craig Kennedy.............................                                                     92,625
Donald C. Miller.............................                                                     94,625
Jack E. Nelson...............................                                                     93,625
David Rees...................................                                                     83,250
Jerome L. Robinson...........................                                                     89,375
Lawrence J. Sheehan..........................                                                     91,250
Dr. Fernando Sisto...........................                                                     98,750
Wayne W. Whalen..............................                                                     93,375
William S. Woodside..........................                                                     79,125


---------------

(1) The "Registrant" is the Trust, which currently consists of four operating series but during the Registrant's last fiscal year the Registrant consisted of five operating series. As indicated in the other explanatory notes, the amounts in the table relate to the applicable trustees during the Registrant's last fiscal year ended June 30, 1995 or the Fund Complex' last calendar year ended December 31, 1995.



(2) Messrs. Powell and McDonnell, trustees of the Trust, are affiliated persons of the Adviser and are not eligible for compensation or retirement benefits from the Registrant. Messrs. Branagan, Caruso, Hilsman, Powell, Rees, Sheehan, Sisto and Woodside were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. Gaughan retired from the Board of Trustees on January 26, 1996. Messrs. Caruso, Rees and Sheehan were removed from the Board of Trustees effective September 7, 1995, January 29, 1996 and January 29, 1996, respectively.



(3) The amounts shown in this column are accumulated from the Aggregate Compensation before Deferral of each series in operation during the Registrant's fiscal year ended June 30, 1995. The following trustees deferred compensation from the Trust during the fiscal year ended June 30,
    1995: Dr. Caruso, $     ; Mr. Gaughan, $     ; Ms. Heagy, $     ; Mr.
    Kennedy, $     ; Mr. Miller, $     ; Mr. Nelson, $     ; Mr. Robinson,
    $     ; Dr. Sisto, $     ; and Mr. Whalen, $     . Amounts deferred are
    retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, its is anticipated that the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Trust as of June 30, 1995 is as follows: Dr.
    Caruso, $     ; Mr. Gaughan, $     ; Ms. Heagy, $     ; Mr. Kennedy, $     ;
    Mr. Miller, $     ; Mr. Nelson, $     ; Mr. Rees, $     ; Mr. Robinson,
    $     ; Dr. Sisto, $     ; and Mr. Whalen, $     . The deferred compensation
    plan is described above the Compensation Table.



(4) The amounts shown in this column are accumulated from the Aggregate Retirement Benefits accrued by each series in operation during the Registrant's fiscal year ended June 30, 1995. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column are the maximum annual benefit payable per year for the 10-year period commencing in the year of such trustee's retirement by the Registrant (based on $2,500 per series for each series of the Registrant in operation) assuming: the trustee has 10 or more years of service on the Board of the respective series and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than five years of service may receive reduced retirement benefits from a series. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap.



(6) The amounts shown in this column are accumulated from the Aggregate Compensation before Deferral of each of the 46 mutual funds in the Fund Complex as of December 31, 1995. The following trustees deferred compensation from the Registrant and the Fund Complex during the calendar year ended December 31, 1995 as follows: Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr.
    Nelson, $65,875; Mr. Rees, $8,375; Mr. Robinson, $62,375; Dr. Sisto,
    $30,260; and Mr. Whalen, $65,625. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return of the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, it is anticipated that the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The Adviser and its affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. Powell, McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Adviser and its affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.



  As of                     , 1996, the trustees and officers as a group owned
less than 1% of the shares of the Fund. As of                     , 1996, no
trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc.



  [As of April   , 1996, the trustees and officers as a group owned less than 1%
of the shares of the Fund.]

  [As of April   , 1996, the following person owned of record or beneficially 5%
or more of the Fund's Class A Shares: Xerox Financial Services Life Insurance Company, 1 Tower Lane #3000, Villa Park, IL 60181-4644, 14%.]



  [To the knowledge of the Fund, as of April   , 1996, no person owned of record
or beneficially 5% or more of the Fund's Class B Shares.]



  [As of April   , 1996, the following persons owned of record or beneficially
5% or more of the Fund's Class C Shares: Principal Financial Cust. FBO, Mary A. Murphy, P.O. Box 508, Dallas, TX 75221-0508, 45%; Principal Financial IRA Cust. FBO, Mary Alice Murphy, P.O. Box 215132, Dallas, TX 75221-5132, 16%; Edward D. Jones & Co. F/A/O, Gaines Electric Co. Inc., EDJ# 306-05079-1-4, P.O. Box 2500, Maryland Heights, MO 63043-8500, 14%; Raymond James & Assoc. Inc. CSDN, Hugh D. McPherson IRA, 1217 Denton Road, Winter Park, FL 32792-2774, 9%; and Matthew Chapman, 5771 Royal Ave., Eugene, OR 97402-9335, 6%.]


                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom, Chicago,
Illinois.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT.

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc.


  VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon exercise of options, approximately an additional 13% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of stock options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.


  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement will remain in effect from year to year if specifically approved by the trustees of the Trust, of which the Fund is a separate series (or by the Fund's shareholders), and by the disinterested trustees in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days' written notice by either party thereto and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the years ended June 30, 1995, 1994 and 1993, the Fund recognized advisory expenses of $1,616,498, $3,008,248 and $3,207,882, respectively.

OTHER AGREEMENTS.

  SUPPORT SERVICES AGREEMENT. Under a support services agreement with the Distributor which terminated as of July 10, 1995 concurrent with the Fund's change in transfer agent, the Fund received support services for shareholders, including the handling of all written and telephonic communications, except initial order entry and other distribution related communications. Payment by the Fund for such services was made on cost basis for the employment of the personnel and the equipment necessary to render the support services. At such time, the Fund, and the other Van Kampen American Capital mutual funds distributed by the Distributor, shared such costs proportionately among themselves based upon their respective net asset values.

  For the years ended June 30, 1995, 1994 and 1993, the Fund recognized expenses of approximately $126,400, $278,000 and $248,700, respectively, representing the Distributor's cost of providing certain support services.

  FUND ACCOUNTING AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other Van Kampen American Capital mutual funds advised by the Adviser and distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.

  For the years ended June 30, 1995, 1994 and 1993, the Fund recognized expenses of approximately $9,900, $21,000 and $11,000, respectively, representing the Adviser's cost of providing accounting services.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital Funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. It is expected that Van Kampen American Capital can render such legal services on a more cost effective basis than other providers of such services. Payment by the Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the years ended June 30, 1995, 1994 and 1993, the Fund recognized expenses of approximately $15,800, $17,000 and $16,500, respectively, representing Van Kampen American Capital's cost of providing legal services.

                       CUSTODIAN AND INDEPENDENT AUDITORS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent auditors for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent auditors will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security), than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as set forth above to the Fund and Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  State securities laws may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

                             TAX STATUS OF THE FUND

  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments--encompassing mutual funds, closed-end funds and unit investment trusts--and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $50 billion in mutual funds, closed-end funds and unit investment trusts--assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research terms (outside of the rating agencies) in the country, with 86 analysts devoted to various specializations.

  Shares of the Fund are offered through the Distributor, One Parkview Plaza, Oakbrook Terrace, IL 60181. The Distributor is a wholly owned subsidiary of Van Kampen American Capital, which is a subsidiary of VK/AC Holding, Inc., a Delaware corporation that is controlled through an ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C & D L.P."), a Connecticut limited partnership. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc., and its subsidiaries own, in the aggregate not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. C & D L.P. is managed by Clayton, Dubilier & Rice, Inc. Clayton & Dubilier Associates IV Limited Partnership ("C & D Associates L.P.") is the general partner of C & D L.P. Pursuant to a distribution agreement with the Fund, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem shares of the Fund and how such shares are priced is contained in the Prospectus.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor and sub-agreements between the Distributor and members of the NASD acting as securities dealers and NASD members or eligible non-members acting as brokers or agents (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  Under the Distribution and Service Agreement and the Selling Agreements, financial intermediaries that sold shares prior to July 1, 1987, or prior to the beginning of the calendar quarter in which the Selling Agreement between the Fund and such financial intermediary was approved by the Fund's Board of Trustees (an "Implementation Date") are not eligible to receive compensation pursuant to such Distribution and Service Agreement and/or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to all Implementation Dates, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For the year ended June 30, 1993, the Fund recognized expenses under the Plans of $630,704 and $3,730,193 for the Class A Shares and Class B Shares, respectively, of which $499,923 and $906,055 represent payments to financial intermediaries under the Selling Agreements for Class A Shares and Class B Shares, respectively. For the year ended June 30, 1993, the Fund has reimbursed the Distributor $11,413 and $18,294 for advertising expenses, and $91,515 and $125,871 for compensation of the Distributor's sales personnel for the Class A Shares and Class B Shares, respectively.

  For the year ended June 30, 1994, the Fund has recognized expenses under the Plans of $540,613, $3,563,969 and $1,364 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $471,049 and $872,003 represent payments to financial intermediaries under the Selling Agreements for Class A Shares and Class B Shares, respectively. For the year ended June 30, 1994, the Fund has reimbursed the Distributor $48,070 and $90,367 for advertising expenses, and $21,958 and $26,247 for compensation of the Distributor's sales personnel for the Class A Shares and Class B Shares, respectively.

  For the year ended June 30, 1995, the Fund recognized expenses under the Plans of $263,818, $1,899,931 and $1,918 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $256,375, $469,537 and $672 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively. For the year ended June 30, 1995, the Fund has reimbursed the Distributor $39,387, $63,700 and $0 for advertising expenses, and $3,453, $5,441 and $0 for compensation of the Distributor's sales personnel for the Class A Shares, Class B Shares and Class C Shares, respectively.

                            PERFORMANCE INFORMATION

CLASS A SHARES

  The Fund's yield with respect to the Class A Shares for the 30-day period ending June 30, 1995 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 8.91%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's current distribution rate with respect to the Class A Shares for the 30-day period ending June 30, 1995 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 7.68%.

  The Fund's average total return with respect to the Class A Shares for the (i) the one year period ended June 30, 1995 was (2.59%), and (ii) the approximately 57 month period from September 28, 1990 (the commencement of the sale of Class A Shares) through June 30, 1995 was 2.58%.

  The Fund's cumulative non-standardized total return with respect to the Class A Shares from September 21, 1990 (the commencement of the sale of Class A Shares) through June 30, 1995 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 16.68%.

CLASS B SHARES

  The Fund's yield with respect to the Class B Shares for the 30-day period ending June 30, 1995 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 8.45%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's current distribution rate with respect to the Class B Shares for the 30-day period ending June 30, 1995 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 7.21%.

  The Fund's average total return with respect to the Class B Shares for (i) the one year period ended June 30, 1995 was (2.92%), and (ii) the approximately 48 month period from July 22, 1991 (the commencement of the sale of Class B Shares) through June 30, 1995 was 1.89%.

  The Fund's cumulative non-standardized total return with respect to the Class B Shares from July 22, 1991 (the commencement of the sale of Class B Shares) through June 30, 1995 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 7.80%.

CLASS C SHARES

  The Fund's yield with respect to the Class C Shares for the 30-day period ending June 30, 1995 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 8.45%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's current distribution rate with respect to the Class C Shares for the 30-day period ending June 30, 1995 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 7.21%.

  The Fund's average total return with respect to the Class C Shares for (i) the one year period ended June 30, 1995 was (1.20%), and (ii) the approximately 23 month period from August 13, 1993 (the commencement of the sale of Class C Shares) through June 30, 1995 was (3.49%).

  The Fund's cumulative non-standardized total return with respect to the Class C Shares from August 13, 1993 (the commencement of the sale of Class C Shares) through June 30, 1995 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was (6.58%).

                         Independent Auditors' Report

The Board of Trustees and Shareholders of
Van Kampen Merritt Short-Term Global Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Short-Term Global Income Fund (the "Fund"), including the portfolio of investments, as of June 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Short-Term Global Income Fund as of June 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                   KPMG Peat Marwick LLP

Chicago, Illinois
August 15, 1995

Portfolio of Investments
June 30,1995
--------------------------------------------------------------------------

Par
Amount
In Local
Currency
(000)        Description                            Coupon   Maturity  U.S.$ Market Value
-----------------------------------------------------------------------------------------
             Australia  5.3% AU$
             Government/Agency   5.3%
    8,000    Queensland Treasury Corp  ...........    8.000%  05/14/97 $  5,693,817
    6,500    Treasury Corp of Victoria  ..........   12.500   09/15/97    5,021,400
                                                                       ------------
                                                                         10,715,217
                                                                       ------------
             Canada  9.5% CA$
             Government/Agency  9.5%
   10,000    Canadian Government <F2> ...........     6.500   08/01/96    7,247,907
    5,000    Canadian Wheat Bond <F2> ...........     7.500   12/29/97    3,649,800
   10,800    Ontario Province CDA <F2> ..........     8.750   04/16/97    8,052,695
                                                                       ------------
                                                                         18,950,402
                                                                       ------------
             Denmark  4.6% Kroner
             Government/Agency   4.6%
    35,000   Kingdom of Denmark (Bullets) <F2> ...    6.250   02/10/97    6,408,944
    15,000   Kingdom of Denmark (Bullets)  .......    7.000   08/15/97    2,763,077
                                                                       ------------
                                                                          9,172,021
                                                                       ------------
             Germany  5.2% Mark
             Government/Agency   5.2%
    13,800   Republic of Germany <F2> ............    8.000   03/20/97   10,430,581
                                                                       ------------
             Ireland  4.1% Pound
             Government/Agency     4.1%
     5,000   Republic of Ireland .................    8.750   07/27/97    8,297,872
                                                                       ------------
             Italy  10.2% Lira
             Government/Agency   5.9%
19,500,000   Republic of Italy ....................  10.000   08/01/96   11,774,485

             Corporate   4.3%
15,000,000   Vermilion International Trust-BTPS ...   9.160   12/01/97    8,732,544
                                                                       ------------
             Total Italian Securities  ..............................    20,507,029
                                                                       ------------
             Netherlands  1.2% Guilder
             Government/Agency   1.2%
     3,500   Kingdom of Netherlands ................  6.500   08/15/96    2,303,291
                                                                       ------------
             New Zealand  3.7% NZ$
             Government/Agency   3.7%
     4,500   New Zealand Government ...............   8.000   11/15/95    2,999,534
     6,500   New Zealand Government ...............  10.000   07/15/97    4,495,420
                                                                       ------------

                                                                          7,494,954
                                                                       ------------

                       See Notes to Financial Statements

June 30,1995
--------------------------------------------------------------------------------

Par
Amount
In Local
Currency
(000)        Description                           Coupon   Maturity  U.S.$ Market Value
----------------------------------------------------------------------------------------
            SPAIN  8.0% PESETA
            Government/Agency   8.0%
600,000     Kingdom of Spain ...................    9.000%   02/28/97  $  4,815,851
800,000     Kingdom of Spain ...................   11.000    06/15/97     6,603,426
600,000     Kingdom of Spain ...................    7.300    07/30/97     4,621,177
                                                                       ------------
                                                                         16,040,454
                                                                       ------------
            SWEDEN  2.5% KRONA
            Government/Agency   2.5%
 40,000     Swedish Treasury Bill ..............       *     04/17/96     5,094,019
                                                                       ------------
            UNITED KINGDOM  4.9%POUND
            Government/Agency   4.9%
  6,000     U.K. Treasury <F2>  ................    8.750    09/01/97     9,746,302
                                                                       ------------
            UNITED STATES  20.7% US$
            Government/Agency   4.9%
 10,000     U.S. Treasury Note <F2>  ...........    4.750    02/15/97     9,832,813

            Currency Indexed Debt Obligations   15.8%
            Argentinian Peso Indexed   1.7%
  1,500     Citibank Time Deposit  ..............  20.500    08/09/95     1,502,550
  2,000     Citibank Time Deposit  ..............  25.000    10/20/95     2,002,200

            Chilean Peso Indexed   2.6%
  5,000     Citibank Time Deposit  ..............  11.500    11/06/95     5,287,000

            Indian Rupee Indexed    0.5%
  1,000     Citibank Time Deposit  ..............  12.000    10/31/95       996,900

            Indonesian Rupiah Indexed   3.9%
  5,000     Citibank Time Deposit  ..............  14.750    12/05/95     4,828,500
  1,500     JP Morgan CD ........................  15.300    05/01/96     1,490,931
  1,500     MGT of Singapore CD  ................       *    08/10/95     1,480,630

            Polish Zloty Indexed   2.2%
  2,000     JP Morgan CD ........................       *    07/26/95     1,984,000
    430     JP Morgan CD ........................       *    10/19/95       401,735
  2,000     Merrill Lynch CD ....................  25.500    08/16/95     1,987,000


                       See Notes to Financial Statements

June 30,1995
--------------------------------------------------------------------------------

Par
Amount
In Local
Currency
(000)        Description                          Coupon   Maturity  U.S.$ Market Value
---------------------------------------------------------------------------------------
            UNITED STATES (CONTINUED)
            Thai Baht Indexed   4.9%
4,500       JP Morgan CD ........................       *%  10/19/95  $  4,355,257
2,500       JP Morgan CD ........................       *   11/09/95     2,406,065
2,000       JP Morgan CD ........................  12.800   10/28/96     2,039,636
1,000       JP Morgan CD ........................  10.600   12/02/96     1,008,246
                                                                      ------------
                      Total United States Securities................    41,603,463
                                                                      ------------
REPURCHASE AGREEMENT 22.5%
UBS Securities, U.S. Treasury Note, $30,390,000 par, 12% coupon,
due 08/15/13, dated 06/30/95, to be sold on 07/03/95 at $45,160,945.    45,138,000
                                                                      ------------
TOTAL INVESTMENTS 102.4%
(Cost $205,234,791) <F1> ...........................................   205,493,605
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.4%) ......................   (4,869,781)
                                                                      ------------
Net Assets  100.0%  ................................................  $200,623,824
                                                                      ============
*Zero coupon bond

<F1> At June 30, 1995, cost for federal income tax purposes is $205,234,791; the aggregate gross unrealized appreciation is $2,638,590 and the aggregate gross unrealized depreciation is $22,933,084, resulting in net unrealized depreciation on investments, foreign currency translation of other assets and liabilities, forward currency contracts, option and swap transactions of $20,294,494.

<F2>  Assets segregated as collateral for currency indexed securities, forward currency contracts, option and swap transactions.

The following table summarizes the portfolio composition at June 30, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PORTFOLIO COMPOSITION BY CREDIT QUALITY

AAA ..........    22.4%
AA ...........    61.8
A ............    10.4
Non-Rated  ...     5.4
                -------
                 100.0%
                =======

                       See Notes to Financial Statements

Statement of Assets and Liabilities
June 30,1995
--------------------------------------------------------------------------------


Assets:
Investments, at Market Value (Cost $205,234,791) (Note 1) ............................  $  205,493,605
Cash  ................................................................................             954
Receivables:
  Investments Sold ...................................................................       6,128,330
  Interest ...........................................................................       4,464,716
  Fund Shares Sold ...................................................................             572
Options at Market Value (Net premiums paid of $1,537,634) (Note 5)  ..................         714,705
Unamortized Organizational Expenses and Initial Registration Costs (Note 1)  .........          12,598
                                                                                        ---------------
Total Assets .........................................................................     216,815,480
                                                                                        ---------------
Liabilities:
Payables:
  Forward Currency Contracts and Swap Transactions (Note 5) ..........................      14,011,820
  Fund Shares Repurchased  ...........................................................         792,431
  Income Distributions  ..............................................................         565,099
  Investment Advisory Fee (Note 2) ...................................................          93,434
Accrued Expenses .....................................................................         728,872
                                                                                        ---------------
Total Liabilities ....................................................................      16,191,656
                                                                                        ---------------
Net Assets ...........................................................................  $  200,623,824
                                                                                        ===============
Net Assets Consist of:
Paid in Surplus (Note 3) .............................................................  $  286,965,034
Accumulated Distributions in Excess of Net Investment Income (Note 1)  ...............        (588,190)
Net Unrealized Depreciation on Investments and Foreign Currency ......................     (20,294,494)
Accumulated Net Realized Loss on Investments .........................................     (65,458,526)
                                                                                        ---------------
Net Assets ...........................................................................  $  200,623,824
                                                                                        ===============
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $72,546,744 and
9,590,434 shares of beneficial interest issued and outstanding) (Note 3) .............  $         7.56
Maximum sales charge (3.25%* of offering price) ......................................             .25
                                                                                        ---------------
Maximum offering price to public .....................................................  $         7.81
                                                                                        ===============
Class B Shares:
Net asset value and offering price per share (Based on net assets of $127,905,542 and
16,910,386 shares of beneficial interest issued and outstanding) (Note 3) ............  $         7.56
                                                                                        ===============
Class C Shares:
Net asset value and offering price per share (Based on net assets of $171,538 and
22,678 shares of beneficial interest issued and outstanding) (Note 3)  ...............  $         7.56
                                                                                        ===============
*On sales of $25,000 or more, the sales charge will be reduced.

                       See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30,1995
--------------------------------------------------------------------------------

Investment Income:
Interest (Net of foreign withholding taxes of $320,941) .....................................  $    24,695,762
                                                                                               ----------------
Expenses:
Distribution (12b-1) and Service Fees (Allocated to Classes A, B, C and D of $263,818,
$1,899,931, $1,918 and $2, respectively) (Note 6)  ..........................................        2,165,669
Investment Advisory Fee (Note 2)  ...........................................................        1,616,498
Shareholder Services (Note 2) ...............................................................          518,178
Custody .....................................................................................          235,955
Legal (Note 2)  .............................................................................           56,215
Amortization of Organizational Expenses and Initial Registration Costs (Note 1)  ............           49,972
Trustees Fees and Expenses (Note 2) .........................................................           26,594
Other .......................................................................................          265,225
                                                                                               ----------------
Total Expenses ..............................................................................        4,934,306
                                                                                               ----------------
Net Investment Income .......................................................................  $    19,761,456
                                                                                               ================
Realized and Unrealized Gain/Loss on Investments and Foreign Currency:
Net Realized Loss on Investments and Foreign Currency (Including realized gain on foreign currency transactions of $2,667,741 and realized loss on closed and expired
option transactions of $3,248,498) ..........................................................  $   (12,602,409)
                                                                                               ----------------
Net Unrealized Appreciation/Depreciation on Investments and Foreign Currency:
Beginning of the Period  ....................................................................      (12,555,624)
End of the Period (Including unrealized appreciation on foreign currency translation of other assets and liabilities of $33,662 and unrealized depreciation on forward currency contracts,
option and swap transactions of $19,490,440, $822,929 and $273,601, respectively)  ..........      (20,294,494)
                                                                                               ----------------
Net Unrealized Depreciation on Investments and Foreign Currency During the Period ...........       (7,738,870)
                                                                                               ----------------
Net Realized and Unrealized Loss on Investments and Foreign Currency ........................  $   (20,341,279)
                                                                                               ================
Net Decrease in Net Assets from Operations  .................................................  $      (579,823)
                                                                                               ================

                       See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended June 30,1995 and 1994
--------------------------------------------------------------------------------


                                                                       Year Ended        Year Ended
                                                                       June 30,1995      June 30,1994
-----------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income ..............................................  $    19,761,456   $    33,472,724
Net Realized Loss on Investments and Foreign Currency ..............      (12,602,409)      (45,182,611)
Net Unrealized Depreciation on Investments and
Foreign Currency During the Period .................................       (7,738,870)       (5,827,126)
                                                                      ----------------  ----------------
Change in Net Assets from Operations  ..............................         (579,823)      (17,537,013)
                                                                      ----------------  ----------------
Distributions from Net Investment Income* ..........................      (14,866,346)      (21,649,827)
Return of Capital Distribution*  ...................................       (7,736,408)      (16,378,081)
                                                                      ----------------  ----------------
Total Distributions  ...............................................      (22,602,754)      (38,027,908)
                                                                      ----------------  ----------------
Net Change in Net Assets from Investment Activities ................      (23,182,577)      (55,564,921)
                                                                      ----------------  ----------------
From Capital Transactions (Note 3):
Proceeds from Shares Sold  .........................................        6,199,457        48,354,257
Net Asset Value of Shares Issued Through Dividend Reinvestment .....       12,635,688        21,920,768
Cost of Shares Repurchased .........................................     (214,719,738)     (193,990,293)
                                                                      ----------------  ----------------
Net Change in Net Assets from Capital Transactions  ................     (195,884,593)     (123,715,268)
                                                                      ----------------  ----------------
Total Decrease in Net Assets .......................................     (219,067,170)     (179,280,189)
                                                                      ----------------  ----------------
Net Assets:
Beginning of the Period  ...........................................      419,690,994       598,971,183
                                                                      ----------------  ----------------
End of the Period (Including undistributed net investment income of
$(588,190) and $(5,032,543), respectively)  ........................  $   200,623,824   $   419,690,994
                                                                      ================  ================


                                 Year Ended        Year Ended
*Distributions by Class          June 30,1995      June 30,1994
-----------------------          ----------------  ----------------
Distributions from
Net Investment Income:
Class A Shares ................  $    (5,617,141)  $    (8,004,201)
Class B Shares ................       (9,240,772)      (13,642,774)
Class C Shares ................           (8,387)           (2,850)
Class D Shares ................              (46)               (2)
                                 ----------------  ----------------
                                 $   (14,866,346)  $   (21,649,827)
                                 ================  ================
Return of Capital Distribution:
Class A Shares ................  $    (2,908,177)  $    (6,158,141)
Class B Shares ................       (4,822,441)      (10,214,511)
Class C Shares ................           (5,768)           (5,407)
Class D Shares ................              (22)              (22)
                                 ----------------  ----------------
                                 $    (7,736,408)  $   (16,378,081)
                                 ================  ================


                       See Notes to Financial Statements

Notes to Financial Statements

June 30,1995
--------------------------------------------------------------------------------


1. Significant Accounting Policies
Van Kampen Merritt Short-Term Global Income Fund (the "Fund") is organized as a sub-trust of Van Kampen Merritt Trust (the "Trust"), a Massachusetts business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940 as amended. The Fund commenced investment operations on September 28, 1990. The distribution of the Fund's Class B and Class C shares commenced on July 22, 1991, and August 13, 1993, respectively. On May 2, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the OTC or interbank market. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1995, there were no when issued or delayed delivery purchase commitments.

C. Investment Income-Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Currency Translation-During the current period, the Fund adopted Statement of Position 93-4, "Foreign Currency Accounting and Financial Statement Presentation for Investment Companies." Accordingly, the 1994 statement of changes in net assets and prior period financial highlights were restated to reflect reclassification of net realized gain/loss on foreign currency and forward currency contracts from net investment income to net realized gain/loss on investments and foreign currency.

  Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are trans-

June 30,1995
--------------------------------------------------------------------------------


lated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. Organizational Expenses and Initial Registration Costs-The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization and initial registration in the amount of $250,000. These costs are being amortized on a straight line basis over the 60 month period ending September 28, 1995. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses and initial registration costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

F. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1995, the Fund had an accumulated capital loss carryforward for tax purposes of $62,900,163. Of this amount, $10,010,730 and $52,889,433 will expire on June 30, 2001 and 2003, respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

G. Distribution of Income and Gains-The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to these items totaling $450,757 were reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss on investments.

  Net realized gains on securities, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

June 30,1995
--------------------------------------------------------------------------------


2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .55% of the Fund's average net assets.

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the year ended June 30, 1995, the Fund recognized expenses of approximately $152,100 representing VKAC's cost of providing accounting, legal and certain shareholder services to the Fund.

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Fund's liability under the deferred compensation and retirement plans at June 30, 1995, was approximately $23,100.

  At June 30, 1995, VKAC owned 1,263, 1,347 and 100 shares of beneficial interest of Classes A, B and C, respectively.

3. Capital Transactions
The Fund has outstanding three classes of common shares, Classes A, B and C. There are an unlimited number of shares of each class without par value authorized.

June 30,1995
--------------------------------------------------------------------------------


  At June 30, 1995, paid in surplus aggregated $102,375,382, $184,393,612 and
$196,040, for Classes A, B and C, respectively. For the year ended June 30, 1995, transactions were as follows:


                                 Shares        Value
                                 ------        -----

Sales:
Class A .......................       147,880     $ 1,164,395
Class B .......................       633,871       5,017,062
Class C .......................         2,233          18,000
Class D .......................           -0-             -0-
                                 ------------  --------------
Total Sales ...................       783,984     $ 6,199,457
                                 ------------  --------------
Dividend Reinvestment:
Class A .......................       640,247     $ 5,003,613
Class B .......................       973,210       7,618,093
Class C .......................         1,792          13,973
Class D .......................             1               9
                                 ------------  --------------
Total Dividend Reinvestment ...     1,615,250    $ 12,635,688
                                 ------------  --------------
Repurchases:
Class A .......................    (9,324,231)   $(73,225,277)
Class B .......................   (18,052,147)   (141,454,897)
Class C .......................        (4,985)        (38,532)
Class D .......................          (124)         (1,032)
                                 ------------  --------------
Total Repurchases  ............   (27,381,487)  $(214,719,738)
                                 ------------  --------------

JUNE 30,1995
--------------------------------------------------------------------------------


  At June 30, 1994, paid in surplus aggregated $172,340,828, $318,035,795,
$208,367 and $1,045, for Classes A, B, C and D, respectively. For the year ended June 30, 1994, transactions were as follows:


                                    SHARES        VALUE
Sales:
Class A .......................     3,219,135    $ 29,120,587
Class B .......................     2,103,750      18,929,822
Class C .......................        33,998         302,784
Class D .......................           123           1,064
                                 ------------  --------------
Total Sales ...................     5,357,006    $ 48,354,257
                                 ============  ==============
Dividend Reinvestment:
Class A .......................       931,309    $  8,246,649
Class B .......................     1,543,949      13,668,730
Class C .......................           629           5,386
Class D .......................           -0-               3
                                 ------------  --------------
Total Dividend Reinvestment ...     2,475,887    $ 21,920,768
                                 ============  ==============
Repurchases:
Class A .......................    (8,636,073)   $(75,861,675)
Class B .......................   (13,472,314)   (118,034,222)
Class C .......................       (10,989)        (94,396)
Class D .......................           -0-             -0-
                                 ------------  --------------
Total Repurchases  ............   (22,119,376)  $(193,990,293)
                                 ============  ==============


  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within three years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                          CONTINGENT DEFERRED
                              SALES CHARGE
YEAR OF REDEMPTION         CLASS B  CLASS C

First ...................  3.00%    1.00%
Second  .................  2.00%    None
Third ...................  1.00%    None
Fourth and Thereafter ...  None     None

JUNE 30,1995
--------------------------------------------------------------------------------


  For the year ended June 30, 1995, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of $197 and CDSC on the redeemed shares of Classes B and C of approximately $900,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
Aggregate purchases and cost of sales of investment securities, excluding U.S. Government securities and short-term notes, for the year ended June 30, 1995, were $430,869,580 and $553,195,987, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

  Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS-An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's foreign currency exposure and effective maturity and duration.

JUNE 30,1995
--------------------------------------------------------------------------------
Transactions in options for the year ended June 30, 1995, were as follows:


                                           CONTRACTS         PREMIUM
Outstanding at June 30, 1994 ....                30   $   (4,152,667)
Options Written and
Purchased (Net)  ................                66         (603,970)
Options Terminated in Closing
Transactions (Net) ..............               (73)         913,996
Options Expired (Net)  ..........               (10)       2,344,492
Options Exercised (Net) .........                (2)         (39,485)
                                   -----------------  ---------------
Outstanding at June 30, 1995  ...                11   $   (1,537,634)
                                   =================  ===============

  The descriptions and market values of the option contracts outstanding as of June 30, 1995, are as follows:


                                                         STRIKE
                                OPENING      EXPIRATION  PRICE/      MARKET
DESCRIPTION                     TRANSACTION  DATE        YIELD        VALUE

Italian Lira Call ............  Buy            07/14/95  97.35   $      -0-
Japanese Yen Call  ...........  Buy            04/22/96  82.65       58,935
Japanese Yen Call  ...........  Buy            04/22/96  83.25       39,290
Japanese Yen Call  ...........  Buy            04/25/96  83.80       69,260
Japanese Yen Call  ...........  Buy            05/08/96  83.10       88,118
Japanese Yen Call  ...........  Buy            05/09/96  83.55      140,528
Japanese Yen Call  ...........  Buy            05/09/96  83.10      105,396
Japanese Yen Call  ...........  Buy            05/13/96  84.95      144,238
Receivers Option on Swaps:
6 month German Swap ..........  Buy            06/07/96   5.71%      37,581
Payers Option on Swaps:
3 year Swedish/German Swap ...  Buy            08/12/95   4.33%      14,498
3 year Spanish/German Swap ...  Buy            08/12/95   5.17%      16,861
                                                                 ----------
                                                                 $  714,705
                                                                 ==========


B. FORWARD CURRENCY CONTRACTS-These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on investments and foreign currency.

JUNE 30,1995
--------------------------------------------------------------------------------


At June 30, 1995, the Fund has outstanding forward currency contracts as follows:

                                                         UNREALIZED
FORWARD                  ORIGINAL        CURRENT         APPRECIATION/
CURRENCY CONTRACTS       VALUE           VALUE           DEPRECIATION
BUYS TO OPEN
German Mark,
expiring 07/07/95 -
08/15/95 ..............  $  131,042,708  $  129,839,029  $    (1,203,679)
Italian Lira,
expiring 07/07/95 .....      23,211,778      23,205,800           (5,978)
Japanese Yen,
expiring 07/07/95 .....      16,014,783      15,353,525         (661,258)
Mexican Peso,
expiring 08/24/95 -
03/04/96 ..............       2,769,927       2,952,033          182,106
Spanish Peseta,
expiring 07/07/95 .....      17,821,564      17,977,614          156,050
SELLS TO OPEN
Australian Dollar,
expiring 07/05/95 -
07/31/95 ..............      10,071,541       9,958,077          113,464
British Pound Sterling,
expiring 07/17/95 .....      10,593,040      10,812,856         (219,816)
Canadian Dollar,
expiring 07/07/95 -
07/17/95 ..............      13,999,993      14,537,250         (537,257)
German Mark,
expiring 07/06/95 -
08/18/95 ..............     158,699,985     171,093,073      (12,393,088)
Irish Pound,
expiring 07/11/95 .....       6,222,052       6,250,261          (28,209)
Italian Lira,
expiring 07/07/95 .....      18,685,556      20,148,673       (1,463,117)
Japanese Yen,
expiring 07/11/95 -
07/17/95 ..............      18,174,961      20,345,093       (2,170,132)
Spanish Peseta,
expiring 07/07/95 -
07/24/95 ..............      29,968,720      31,253,398       (1,284,678)
Swedish Krona,
expiring 08/03/95 .....       5,025,273       5,000,121           25,152
                                                         ----------------
                                                         $   (19,490,440)
                                                         ================

JUNE 30,1995
--------------------------------------------------------------------------------


  At June 30, 1995, the Fund had realized gains on closed but unsettled forward currency contracts of $5,752,221 scheduled to settle between July 3, 1995 and July 8, 1996.

C. SWAP TRANSACTIONS-A swap represents an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals. A forward swap represents a commitment to enter into a swap agreement at a future date.

  The interest rate swap and forward swap transactions outstanding as of June 30, 1995, and the descriptions and unrealized depreciation are as follows:

                                                                              UNREALIZED
DESCRIPTION                                                                   DEPRECIATION
INTEREST RATE SWAPS:
Goldman Sachs, 5,000,000 US$ notional amount, maturing 11/20/95, payment based upon the following formula: Notional amount times
[5.33%-(3 month Spanish LIBOR-3 month German LIBOR)]  ......................  $     21,500
Goldman Sachs, 5,000,000 US$ notional amount, maturing 11/20/95, payment based upon the following formula: Notional amount times
[4.06%-(3 month Spanish LIBOR-3 month German LIBOR)]  ......................        27,000
J.P.Morgan, 5,000,000 US$ notional amount, maturing 08/17/95, payment based upon the following formula: Notional amount times
[5.41%-(1 year Spanish rate-1 year German rate)]  ..........................        29,387
J.P.Morgan, 5,000,000 US$ notional amount, maturing 08/18/95, payment based upon the following formula: Notional amount times
[5.44%-(1 year Italian rate-1 year German rate)]  ..........................        80,270
J.P.Morgan, 5,000,000 US$ notional amount, maturing 08/18/95, payment based upon the following formula: Notional amount times
[4.42%-(1 year Swedish rate-1 year German rate)]  ..........................        55,210
FORWARD SWAPS:
J.P.Morgan, 8,000,000,000 Italian Lira notional amount, effective 12/07/95,
Fund receives 11.068% fixed, Fund pays 6 month Italian LIBOR ...............        60,234
                                                                              ------------
                                                                              $    273,601
                                                                              ------------


D. INDEXED SECURITIES-These instruments are identified in the portfolio of investments.

  Currency Indexed securities contain one or more embedded links to currency indices or forward currency contracts which cause a security's valuation to fluctuate based upon the value of the linked foreign currency or currencies.

JUNE 30,1995
--------------------------------------------------------------------------------


6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan," collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .30% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended June 30, 1995, are payments to VKAC of approximately $1,443,200.

                           PART C: OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     List all financial statements and exhibits as part of the Registration Statement.

     (A) FINANCIAL STATEMENTS:


          For Van Kampen American Capital Short-Term Global Income Fund:



     Included in the Prospectus:



          Financial Highlights



     Included in the Statement of Additional Information:



          Independent Auditors' Report



          Audited Financial Statements as of June 30, 1995



          Notes to Audited Financial Statements as of June 30, 1995



          Unaudited Semi-Annual Financial Statements as of December 31, 1995



          Notes to Unaudited Semi-Annual Financial Statements as of December 31, 1995



          For Van Kampen American Capital Emerging Markets Income Fund: included in Post-Effective Amendment No. 37 to the Registration Statement of the Registrant.


          For each of Van Kampen American Capital High Yield Fund and Van Kampen American Capital Strategic Income Fund included in Post-Effective Amendment No. 36 to the Registration Statement of the Registrant.


     (B) EXHIBITS:

           (1)(a) Form of Agreement and Declaration of Trust(32)
           (b) Form of Certificate of Designation for:
                        (i) Van Kampen American Capital High Yield Fund(36)
                       (ii) Van Kampen American Capital Short-Term Global Income
                            Fund(35)
                      (iii) Van Kampen American Capital Strategic Income
                            Fund(36)

                      (iv) Van Kampen American Capital Emerging Markets Income
                           Fund(37)

           (2)     Form of By-Laws(32)
           (4)     Form of Specimen of Share Certificates
                        (i) Van Kampen American Capital High Yield Fund
                              (a) Class A Shares(36)
                              (b) Class B Shares(36)
                              (c) Class C Shares(36)
                       (ii) Van Kampen American Capital Short-Term Global Income Fund
                              (a) Class A Shares(35)
                              (b) Class B Shares(35)
                              (c) Class C Shares(35)
                      (iii) Van Kampen American Capital Strategic Income Fund
                              (a) Class A Shares(36)
                              (b) Class B Shares(36)
                              (c) Class C Shares(36)
                      (iv) Van Kampen American Capital Emerging Markets Income
                           Fund

                              (a) Class A Shares(37)


                              (b) Class B Shares(37)


                              (c) Class C Shares(37)

           (5)(a)  Form of Investment Advisory Agreement
                        (i) Van Kampen American Capital High Yield Fund(36)
                       (ii) Van Kampen American Capital Short-Term Global Income Fund(35)
                      (iii) Van Kampen American Capital Strategic Income
                            Fund(36)

                      (iv) Van Kampen American Capital Emerging Markets Income
                           Fund(37)

              (b)  Form of Investment Sub-Advisory Agreement
                     (i) Van Kampen American Capital Emerging Markets Income Fund(27)
          (6) (a)  Form of Distribution and Service Agreement(32)
              (b)  Form of Dealer Agreement(32)
              (c)  Form of Broker Agreement(32)
              (d)  Form of Bank Agreement(32)
              (e)  Form of Underwriting Agreement(1)
              (f)  Form of Selected Dealer Agreement(1)
              (g)  Form of Agreement Between Underwriters(1)
          (8) (a)  Form of Custodian Agreement
                     (i) Van Kampen American Capital High Yield Fund*
                    (ii) Van Kampen American Capital Short-Term Global Income Fund(6)
                   (iii) Van Kampen American Capital Strategic Income Fund(20)
                    (iv) Van Kampen American Capital Emerging Markets Income Fund, as amended and restated(24)
              (b)  Form of Transfer Agency Agreement(32)
          (9) (a)  Form of Accounting Service Agreement(32)
              (b)  Form of Legal Services Agreement(32)
         (10)      Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
              (a)  Van Kampen American Capital High Yield Fund(36)
              (b)  Van Kampen American Capital Short-Term Global Income Fund(35)
              (c)  Van Kampen American Capital Strategic Income Fund(36)
              (d)  Van Kampen American Capital Emerging Markets Income Fund(37)
         (11)      Consent of KPMG Peat Marwick LLP
                     (i) Van Kampen American Capital High Yield Fund(36)
                    (ii) Van Kampen American Capital Short-Term Global Income Fund(35)
                   (iii) Van Kampen American Capital Strategic Income Fund(36)
                    (iv) Van Kampen American Capital Emerging Markets Income Fund++
         (13)      Letter of Understanding relating to initial capital(1)
         (15) (a)  Form of Distribution Plan Pursuant to Rule 12b-1(32)
              (b)  Form of Shareholder Assistance Agreement(32)
              (c)  Form of Administrative Services Agreement(32)
              (d)  Form of Service Plan(32)
         (16) (a)  Computation of Performance Quotations
                     (i) Van Kampen American Capital High Yield Fund(36)
                    (ii) Van Kampen American Capital Short-Term Global Income Fund(35)
                   (iii) Van Kampen American Capital Strategic Income Fund(36)
                    (iv) Van Kampen American Capital Emerging Markets Income Fund(37)
         (17) (a)  List of certain investment companies in response to Item 29(a)++
              (b)  List of officers and directors of Van Kampen American Capital Distributors, Inc. in
                   response to Item 29(b)++
         (24)      Power of attorney(35)
         (27)      Financial Data Schedules+

---------------
  * Incorporated herein by reference to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

 (1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

 (6) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

 (9) Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(12) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(16) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(17) Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(20) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(21) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(23) Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(24) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(25) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(27) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(28) Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(30) Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(31) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(32) Incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(35) Incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(36) Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.


(37) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

---------------
 + Filed herewith.

++ To be filed by amendment.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     To the best knowledge of Registrant, no person is controlled by or under common control with the Registrant.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


     As of February   , 1996:



                                                                           (2)
                                                                          NUMBER
                                         (1)                                OF
                                                                          RECORD
                                    TITLE OF CLASS                        HOLDERS
              ----------------------------------------------------------  ------
              Shares of Beneficial Interest, $0.01 par value
                 (i) Van Kampen American Capital High Yield Fund*:
                      Class A Shares....................................  14,880
                      Class B Shares....................................   3,695
                      Class C Shares....................................     250
                 (ii) Van Kampen American Capital Short-Term Global
                      Income Fund*:
                      Class A Shares....................................   3,459
                      Class B Shares....................................   6,901
                      Class C Shares....................................      17
                (iii) Van Kampen American Capital Strategic Income Fund:
                      Class A Shares....................................   1,945
                      Class B Shares....................................   3,191
                      Class C Shares....................................      92
                 (iv) Van Kampen American Capital Emerging Markets
                      Income Fund*:
                      Class A Shares....................................       6
                      Class B Shares....................................       2
                      Class C Shares....................................       2


---------------
* Prior to May 1, 1995, the Fund offered Class D Shares.

ITEM 27. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the

Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefor unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Investment Advisory and Other Services" and "Officers and Trustees" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17(a) incorporated by reference herein.

     (b) Van Kampen American Capital Distributors, Inc. is an affiliated person of an affiliated person of Registrant and is the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17(b). Except as disclosed under the heading, "Officers and Trustees" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by the Registrant by Section 31 (a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, ACCESS Investors Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri, 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


ITEM 31. MANAGEMENT SERVICES.

     Not applicable.

ITEM 32. UNDERTAKINGS.

     (a) Not Applicable.

     (b) Not Applicable.

     Registrant undertakes, if requested to do so by the holders of at least 10% of the shareholders of the Van Kampen American Capital Emerging Markets Income Fund, a series of the Registrant, to call a meeting of such shareholders for the purpose of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders to the extent required by
Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT, VAN KAMPEN AMERICAN CAPITAL TRUST, HAS DULY CAUSED THIS AMENDMENT TO THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF OAKBROOK TERRACE, AND THE STATE OF ILLINOIS, ON THE 28TH DAY OF FEBRUARY, 1996.


                                        VAN KAMPEN AMERICAN CAPITAL TRUST

                                        By:         /s/ RONALD A. NYBERG
                                                     Ronald A. Nyberg
                                               Vice President and Secretary


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON FEBRUARY 28, 1996 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED:



                 SIGNATURES                                        TITLE
---------------------------------------------  ----------------------------------------------
            /s/    DONALD C. MILLER *          Chairman of the Board and Trustee
---------------------------------------------
              Donald C. Miller
          Chief Executive Officer:
            /s/  DENNIS J. McDONNELL*          President and Trustee
---------------------------------------------
             Dennis J. McDonnell
   Chief Financial and Accounting Officer:
           /s/   EDWARD C. WOOD, III *         Vice President and Treasurer
---------------------------------------------
             Edward C. Wood, III
                  Trustees:
            /s/   J. MILES BRANAGAN *          Trustee
---------------------------------------------
              J. Miles Branagan
                                               Trustee
---------------------------------------------
               Linda H. Heagy
             /s/      ROGER HILSMAN *          Trustee
---------------------------------------------
                Roger Hilsman
            /s/    R. CRAIG KENNEDY *          Trustee
---------------------------------------------
              R. Craig Kennedy

                 SIGNATURES                                        TITLE
---------------------------------------------  ----------------------------------------------
            /s/      JACK E. NELSON *          Trustee
---------------------------------------------
               Jack E. Nelson
             /s/      DON G. POWELL *          Trustee
---------------------------------------------
                Don G. Powell
            /s/   JEROME L. ROBINSON *         Trustee
---------------------------------------------
             Jerome L. Robinson
             /s/     FERNANDO SISTO *          Trustee
---------------------------------------------
               Fernando Sisto
             /s/    WAYNE W. WHALEN *          Trustee
---------------------------------------------
               Wayne W. Whalen
            /s/  WILLIAM S. WOODSIDE*          Trustee
---------------------------------------------
             William S. Woodside
---------------
*Signed by Ronald A. Nyberg pursuant to a power of attorney previously filed.

      /s/     RONALD A. NYBERG
---------------------------------------------
              Ronald A. Nyberg
              Attorney-in-Fact



                                                               February 28, 1996

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 38 TO FORM N-1A


                  AS SUBMITTED TO THE SECURITIES AND EXCHANGE


                        COMMISSION ON FEBRUARY 29, 1996



EXHIBIT
NUMBER                                          EXHIBIT
------    ------------------------------------------------------------------------------------
 (27)     Financial Data Schedules